LONDON PACIFIC LIFE & ANNUITY COMPANY




                       LPT VARIABLE INSURANCE SERIES TRUST






                                 REGENCY SERIES

                 FLEXIBLE CONTRIBUTION DEFERRED VARIABLE ANNUITY




                                  ANNUAL REPORT

                      For the Year Ended December 31, 1998










     This Annual Report has been prepared to provide information to the owners of London Pacific Life & Annuity Company's Regency Series Variable Annuity. If it is used for any other purpose, it must be accompanied or preceded by a current Regency Series prospectus, which discloses any charges and other important information about LPLA Separate Account One, together with the current prospectus for the LPT Variable Insurance Series Trust.



                                   CONTENTS





 Message from the President....................................................2


                      LPT Variable Insurance Series Trust:
 Individual Portfolio Review.................................................3-8
 Statements of Assets & Liabilities............................................9
 Statements of Operations.....................................................10
 Statements of Changes in Net Assets.......................................11-12
 Financial Highlights......................................................13-16
 Schedules of Investments..................................................17-41
 Notes to Financial Statements.............................................42-49
 Report of Independent Accountants........................................... 50




                           MESSAGE FROM THE PRESIDENT




Dear Contract Owner:

We are pleased to provide you with the Annual Report for the LPT Variable Insurance Series Trust for the year ending December 31, 1998.

The performance of the majority of portfolios was encouraging with exceptional results in some cases. The Asian financial problems spilled over into most worldwide markets at the end of the summer, but the U.S. stock markets rebounded strongly in the last quarter.

Strong Growth Portfolio was up 30.43% as compared to the Russell 2000 Small Company Index, which was down 2.55% and the S&P 500 Index which was up 28.58%. The Robertson Stephens Diversified Growth Portfolio was up 17.42% compared to the Russell 2000 Small Company Index, which fell 2.55%. Lexington Corporate Leaders Portfolio was up 12.04% compared to the Lipper Growth & Income Index, which was up 13.58%. Berkeley U.S. Quality Bond Portfolio was up 7.87% compared to the Lipper Government Intermediate Bond Index which rose 8.17%. Harris Associates Value Portfolio was up 4.31% compared to the Lipper Growth & Income Index which was up 13.58%. MFS Total Return Portfolio was up 11.98% as compared to the Lehman Brothers Aggregate Bond Index, which increased by 8.69% and the Lipper Balanced Fund Index which rose by 15.37%.

We will continue to monitor the performance of each of the investment options carefully. Our ongoing objective is to provide you with the highest quality investment choices.

Thank you for choosing the Regency Variable Annuity. We look forward to serving your investment needs in the future.



Ian K. Whitehead
President
LPT Variable Insurance Series Trust



                        HARRIS ASSOCIATES VALUE PORTFOLIO


INVESTMENT SUB-ADVISOR
Harris Associates L.P.

ABOUT THE PORTFOLIO Invests primarily in equity securities that are believed to have long-term capital appreciation potential.

PERFORMANCE
Net total return for the year ended December 31, 1998:

Harris Value Portfolio    4.31%*
S&P 500 Index            28.58%
Lipper Growth &
  Income Index           13.58%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Growth & Income Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Harris Associates Value Portfolio earned a total return of 4.31% for the year ended December 31, 1998. Comparatively, the returns for the S&P 500 and the Lipper Growth and Income Indices were 28.58% and 13.58%, respectively.

During the first six months of the year, the market cap-weighted indices, dominated by a handful of large cap growth stocks, outpaced the broad market. As the market went through its corrective period during the third quarter and the beginning of the fourth quarter, the broad market and reasonably-priced stocks took the brunt of the correction. This left many of the large cap growth stocks, which continued their dominance of certain indices, such as the market cap-weighted S&P 500, unscathed.

In short, the absence of many large cap stocks and growth stocks adversely impacted the Portfolio's performance. We entered 1998 believing these stocks to be overpriced. We enter 1999 believing these stocks to be irrationally overpriced. While the trailing P/E ratio of the S&P 500 is a lofty 30.3 times, the P/E ratio of the ten largest stocks is 40.3.

While 1998 has been frustrating, we are excited about the present composition of the Portfolio. The year's volatility has provided us with an opportunity to create a portfolio of stocks whose valuation is very compelling.

In fact, our list of holdings now trades at about 8 times operating cash flow (the measure we prefer), or about 40% below the market multiple. While it is impossible to predict exactly when the stocks we own today, at deep discounts, will converge with their intrinsic values, our experience tells us that price and value always come together. Historically, this dynamic has allowed our philosophy and process to add value and to outperform.

An example of an attractive stock recently added to the portfolio would be Eaton
(ETN). The company, based in Cleveland, Ohio, is a diversified manufacturer of proprietary industrial products. The strengths of this company included strong market positions (80% of their products are #1 or #2), above industry-average returns among their business lines, and strong free cash flow. Valuation for this above-average business with above-average management is very compelling. Based on our earnings estimates for 1999, ETN is trading at 10 times earnings (and one times sales, much less than half the multiple on the S&P 500). Its $5 billion market capitalization puts it squarely in the ignored, unloved, and underfollowed mid cap category. It is the sort of holding that, once discovered, should generate excellent performance.



$10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------

Harris Associates Value Portfolio - X
S&P 500 Index                     - Y
Lipper Growth & Income Index      - Z

$20,000 ---------------------------------------------------------------Y $19,736
$18,000 ---------------------------------------------------------------
$16,000 ---------------------------------------------------------------Z $16,543
$14,000 ---------------------------------------------------------------X $15,815
$12,000 ---------------------------------------------------------------
$10,000 ---------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Harris Associates Value Portfolio, the S&P 500 Index, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Growth & Income Index include reinvestment of dividends

                  Average Annual Total Returns as of 12/31/98

                                         1 Year         Since Inception
                                                        February 9, 1996

Harris Associates Value Portfolio        4.31%*                  17.17%*
S&P 500 Index                           28.58%                   26.49%
Lipper Growth & Income Index            13.58%                   19.00%



                           MFS TOTAL RETURN PORTFOLIO


INVESTMENT SUB-ADVISOR
Massachusetts Financial
  Services Company

ABOUT THE PORTFOLIO Invests in securities which are expected to provide above-average income and opportunities for capital growth and income, consistent with the prudent employment of capital.

PERFORMANCE
Net total return for the year ended December 31, 1998:

MFS Total Return
  Portfolio                         11.98%*
Lehman Brothers
  Aggregate Bond Index               8.69%
Lipper Balanced
  Fund Index                        15.37%


The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Results for the Lehman Brothers Aggregate Bond Index do not reflect the expenses and investment management fees incurred by the portfolio.

The Lipper Balanced Fund Index is a nonweighted index of 210 funds investing in stocks and corporate and government bonds. Results for the Lipper Balanced Fund Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.


The MFS Total Return Portfolio earned a total return of 11.98% for the year ended December 31, 1998. Comparatively, the returns for the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index were 8.69% and 15.37%, respectively.

The Portfolio benefited from the strong equity market in 1998 and from a rise in the bond market. However, it was a volatile year in both markets. Equity returns varied widely based on "style." As "value" managers, we focus more on financial services, basic industry, energy, and utilities companies, while "growth" managers are more focused on technology and health care companies. Although we had many stocks appreciate dramatically in 1998, it was the technology and health care sectors, groups that we have historically underweighted, that led the market to new heights.

On the fixed-income side, U.S. Treasuries performed much better than corporate debt. As economic and political turmoil spread throughout the Far East and Latin America during 1998, there was a "flight to safety" that pushed up prices on U.S. Treasuries. At the same time, bonds issued by U.S. corporations did not keep pace because investors feared that corporate earnings would be hampered by these global problems. Because the Portfolio tends to hold more corporate bonds than Treasuries, our return on the fixed-income side, although strong, did not match the return of an "all-Treasuries" portfolio.

Our goal for the coming year is to follow through with our value-oriented style. We believe that our conservative stance offers the potential for good returns should the equity and bond markets rise, while our balanced approach can offer support should these markets undergo corrections.


$10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------

MFS Total Return Portfolio           - X
Lehman Brothers Aggregate Bond Index - Y
Lipper Balanced Fund Index           - Z

$16,000 ---------------------------------------------------------------Z $15,153
$15,000 ---------------------------------------------------------------X $14,895
$14,000 ---------------------------------------------------------------
$13,000 ---------------------------------------------------------------
$12,000 ---------------------------------------------------------------Y $12,278
$11,000 ---------------------------------------------------------------
$10,000 ---------------------------------------------------------------

     The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the MFS Total Return Portfolio, the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Fund Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index include reinvestment of dividends

                  Average Annual Total Returns as of 12/31/98

                                         1 Year         Since Inception
                                                        February 9, 1996

MFS Total Return Portfolio              11.98%*                  14.76%*
Lehman Brothers Aggregate Bond Index     8.69%                    7.35%
Lipper Balanced Fund Index              15.37%                   15.45%


                      BERKELEY U.S. QUALITY BOND PORTFOLIO


INVESTMENT SUB-ADVISOR
Berkeley Capital
 Management

ABOUT THE PORTFOLIO Invests primarily in high quality debt securities of the U.S. Government and its agencies to obtain a high level of current income.

PERFORMANCE
Net total return for the year ended December 31, 1998.

Berkeley U.S. Quality
 Bond Portfolio            7.87%*
Lipper Government
  Intermediate Bond Index  8.17%


The Lipper Government Intermediate Bond Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Government Intermediate Bond Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.


The Berkeley U.S. Quality Bond Portfolio earned a total return of 7.87% for the year ended December 31, 1998, compared to 8.17% for the Lipper Government Intermediate Bond Index.

After a huge rally in the third quarter, the U.S. bond market was softer in the fourth quarter. Interest rates rose and the yield curve flattened as investors became convinced that the Federal Reserve would take a more passive stance in early 1999 following the aggressive easing which lowered the Fed Funds rate by 0.75% Economic growth, meanwhile, has continued at an impressive rate. Third quarter GNP was reported as a 3.7% increase, and expectations are that the fourth quarter was equally strong. A healthy consumer sector, buoyed by strong job and income creation and robust housing and equity markets, has offset a slumping manufacturing sector.


Our outlook for 1999 is for the U.S. economy to slow from the pace of 1998. Weaknesses in emerging markets will continue to negatively impact the manufacturing sector through the mechanism of a widening trade gap. It is also possible that further turbulence in Latin America and a difficult environment for corporate earnings may create problems for the stock market. Any correction in equities will affect consumer confidence and the real economy.

We do not, however, expect the U.S. economy to slip into recession in 1999. Low interest rates and subdued inflation should keep the economy growing modestly, while the Federal Reserve has demonstrated its willingness to lower interest rates further if conditions warrant.

$10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------

Berkeley U.S. Quality Bond Portfolio      - X
Lipper Government Intermediate Bond Index - Y

$12,500 ---------------------------------------------------------------X $12,075
$12,000 ---------------------------------------------------------------Y $11,991
$11,500 ---------------------------------------------------------------
$11,000 ---------------------------------------------------------------
$10,500 ---------------------------------------------------------------
$10,000 ---------------------------------------------------------------


     The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Berkeley U.S. Quality Bond Portfolio, and the Lipper Government Intermediate Bond Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, and the Lipper Government Intermediate Bond Index include reinvestment of dividends

                  Average Annual Total Returns as of 12/31/98

                                          1 Year         Since Inception
                                                        February 9, 1996

Berkeley U.S. Quality Bond Portfolio      7.87%*                  6.73%*
Lipper Government Intermediate Bond Index 8.17%                   6.48%




                             STRONG GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests in equity securities that are
believed to have above average capital growth potential.

PERFORMANCE
Net total return for the year ended December 31, 1998

Strong Growth Portfolio  30.43%*
Russell 2000 Small
 Company Index           -2.55%
S&P 500 Index            28.58%


The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.


The Strong Growth Portfolio earned a total return of 30.43% for the year ended December 31, 1998, compared to -2.55% for the Russell 2000 Small Company Index and 28.58% for the S&P 500 Index.

Significant investments in retail stocks contributed most to our relative outperformance. Strong retail sales, especially in department stores and specialty retailers benefited the sector, as shoppers felt wealthier from low inflation and a strong job market. Technology stocks performed well in the fourth quarter benefiting from significant investments in information technology during the year by U.S. corporations striving to enhance productivity. Our investments in commercial services and media stocks were also beneficial. Underperformance by healthcare and financial stocks detracted from relative returns.

During the year, we pared our holdings in slower growing sectors such as capital equipment, and shifted to higher growth sectors such as technology. The Portfolio emphasized more technology issues during the period due to the sector's high earnings visibility for the coming quarters.

Healthcare holdings were also decreased, especially in drug stocks and patient care stocks. In summary, areas of emphasis included technology, healthcare, and retail. The Portfolio had little or no exposure to basic materials, energy, or utilities.

Looking ahead to 1999, we foresee an economy characterized by stable, moderate growth and very low inflation. Prospects for stable or rising earnings growth should help technology and consumer sectors to lead the market. Volatility will continue to be an issue in 1999 as valuations are back to peak levels and any uncertainty can bring sudden and sharp corrections. Provided the economy avoids a recession, corporate earnings remain positive, and the federal reserve maintains its bias towards easing interest rates, high quality growth stocks should outperform. We also expect to see broader stock leadership, which includes the best growing mid and small cap stocks.

$10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------

Strong Growth Portfolio           - X
Russell 2000 Small Company Index  - Y
S&P 500 Index                     - Z

$22,000 ---------------------------------------------------------------Z $19,736
$20,000 ---------------------------------------------------------------X $19,725
$18,000 ---------------------------------------------------------------
$16,000 ---------------------------------------------------------------
$14,000 ---------------------------------------------------------------Y $13,184
$12,000 ---------------------------------------------------------------
$10,000 ---------------------------------------------------------------

     The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Strong Growth Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends

                  Average Annual Total Returns as of 12/31/98

                                         1 Year         Since Inception
                                                        February 9, 1996

Strong Growth Portfolio                  30.43%*                 26.47%*
Russell 2000 Small Company Index         -2.55%                  10.03%
S&P 500 Index                            28.58%                  26.49%



                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
Robertson Stephens & Company Investment Management, L.P.

ABOUT THE PORTFOLIO Invests in securities broadly diversified over industry sectors by focusing on small and mid-cap companies expected to provide long-term capital appreciation.

PERFORMANCE
Net total return for the year ended December 31, 1998:

Robertson Stephens
 Diversified Growth
 Portfolio               17.42%*
Russell 2000 Small
 Company Index           -2.55%
S&P 500 Index            28.58%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Robertson Stephens Diversified Growth Portfolio earned a total return of 17.42% for the year ended December 31, 1998 compared to -2.55% for the Russell 2000 Small Company Index and 28.58% for the S&P 500 Index for the same period.

After a miserable summer in which small stocks of nearly all types declined significantly, the broad markets snapped back strongly in the fourth quarter. Unlike many rallies in the past, small stocks participated in the late year surge.

Our investment process involves building client portfolios from the bottom-up, stock by stock. In this process we seek to achieve broad diversification across S&P sectors and individual stocks.
This fundamental emphasis has not changed.

A general overweight to technology, and strong stock selection in the sector, helped propel our returns against the Russell 2000 Small Company Index. We leveraged the strength of the Internet through a company called Macromedia, Inc., a leading provider of multimedia and web based tools. The stock produced strong returns, particularly in the fourth quarter.


We were also attracted to a broad number of healthcare issues, a sector somewhat neglected by many individual investors in past quarters. Strong positions in this sector included Balanced Care Corporation. Balanced Care operates senior living and care centers. The company is well positioned to take advantage of an aging population and their needs for a cost effective care solution. Revenues and earnings were up strongly over the last several quarters as the company expanded its number of sites.

We  have  maintained  a  modest   weighting  in  energy  services
throughout the year. While this sector provided outstanding returns in 1997, the stocks did not meet expectations in 1998 and detracted from performance in the fourth quarter.

$10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------

Robertson Stephens Diversified Growth Portfolio - X
Russell 2000 Small Company Index                - Y
S&P 500 Index                                   - Z

$22,000 ---------------------------------------------------------------
$20,000 ---------------------------------------------------------------Z $19,736
$18,000 ---------------------------------------------------------------
$16,000 ---------------------------------------------------------------
$14,000 ---------------------------------------------------------------X $14,325
$12,000 ---------------------------------------------------------------Y $13,184
$10,000 ---------------------------------------------------------------

               The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Robertson Stephens Diversified Growth Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends

                  Average Annual Total Returns as of 12/31/98

                                         1 Year         Since Inception
                                                        February 9, 1996

Robertson Stephens Diversified
  Growth Portfolio                       17.42%*                 13.23%*
Russell 2000 Small Company Index         -2.55%                  10.03%
S&P 500 Index                            28.58%                  26.49%



                      LEXINGTON CORPORATE LEADERS PORTFOLIO


INVESTMENT SUB-ADVISOR
Lexington Management Corporation

ABOUT THE PORTFOLIO Invests in large well-established companies believed to have long-term potential for strong capital growth and earnings.

PERFORMANCE
Net total return for the year ended December 31, 1998:

Lexington Corporate
 Leaders Portfolio        12.04%*
S&P 500 Index             28.58%
Lipper Growth &
  Income Index            13.58%


The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Growth & Income Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.


The Lexington Corporate Leaders Portfolio earned a total return of 12.04% for the year ended December 31, 1998, compared to 28.58% for the S&P 500 Index and 13.58% for the Lipper Growth & Income Index.

The Portfolio underperformed primarily due to weaknesses throughout the year in energy, retail and railroads. The energy sector continues to suffer from decade low oil prices. As many hard hit economies begin to recover, there will be stronger demand for energy and retail products. The portfolio will greatly benefit from a turnaround in energy.

Stocks turned in another record performance in 1998, with the Dow Jones Industrial Average rising 18.1% after three consecutive years of 20%+ returns. The gains were not achieved in a straight line as the market dropped 12% in the third quarter, its worst quarterly performance since 1990. Behind the drop was the growing concern that the U.S. would finally begin to feel the effects of the spreading currency and economic crisis that began in Asia in 1997.

Liquidity problems at several large hedge funds together with the deterioration of the financial systems in Russia raised the specter of global financial crisis. Central Banks around the world, including the U.S. Federal Reserve, responded aggressively, lowering interest rates and helping to restore confidence. Stocks responded in kind with a strong year-end rally.

The U.S. economy continues to defy gravity. Despite widespread predictions that the economic problems in many emerging economies would drive the U.S. into a sharp slowdown, if not full-blown recession, growth has remained strong.

The larger issue for investors will be the corporate earnings environment. Reduced demand overseas, a lack of pricing power and pressure from rising wage costs has resulted in virtually no earnings growth in 1998. The outlook is more of the same, at least through the first half of this year with the prospect of a return to moderate growth in the second half. Analyst estimates appear too optimistic and stock prices will be fighting a steady stream of estimate reductions in early 1999. The key to investments in this environment will be avoiding companies with significant earnings disappointments.

$10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------

Lexington Corporate Leaders Portfolio - X
S&P 500 Index                         - Y
Lipper Growth & Income Index          - Z

$22,000 ---------------------------------------------------------------
$20,000 ---------------------------------------------------------------Y $19,736
$18,000 ---------------------------------------------------------------
$16,000 ---------------------------------------------------------------Z $16,543
$14,000 ---------------------------------------------------------------X $15,778
$12,000 ---------------------------------------------------------------
$10,000 ---------------------------------------------------------------

               The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Lexington Corporate Leaders Portfolio, the S&P 500 Index, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Growth & Income Index include reinvestment of dividends

                  Average Annual Total Returns as of 12/31/98

                                         1 Year         Since Inception
                                                        February 9, 1996

Lexington Corporate Leaders Portfolio   12.04%*                  17.07%*
S&P 500 Index                           28.58%                   26.49%
Lipper Growth & Income Index            13.58%                   19.00%


                                                  LPT Variable Insurance Series Trust
                                                 Statements of Assets and Liabilities
                                                           December 31, 1998

                                                     Harris
                                                   Associates                        Berkeley U.S.   Berkeley Money
                                                      Value       MFS Total Return   Quality Bond        Market        Strong Growth
     Assets                                         Portfolio        Portfolio        Portfolio        Portfolio         Portfolio
                                                 ---------------- ----------------- --------------- ----------------- --------------

     Investments at value, see accompanying schedules $7,098,791       $10,970,179      $1,859,208       $1,159,296       $6,714,225
     Repurchase agreements at cost and value             156,000           805,000         190,000          159,000          419,000
     Cash                                                    643             5,347             588              352              850
     Foreign currency at value                                 0                16               0                0                0
     Dividends and/or interest receivable                 12,972            72,071          21,412               18            1,656
     Receivable for investments securities sold                0                 0               0                0          256,100
     Expense reimbursements receivable                     2,856             1,007           9,365            9,425            6,086
     Other assets                                            102               102             102              102              102
                                                             ---               ---             ---              ---              ---
            Total Assets                              $7,271,364       $11,853,722      $2,080,675       $1,328,193       $7,398,019

     Investments at cost                              $6,881,573       $10,348,073      $1,790,470       $1,159,296       $5,224,934
     Foreign currency at cost                                 $0               $11              $0               $0               $0

     Liabilities

     Payable for investments securities purchased             $0           $35,940         $77,418               $0         $492,719
     Payable for Trust shares redeemed                    12,870             7,657           1,299              876           13,889
     Unrealized depreciation on forward foreign
            currency contracts                                 0                 7               0                0                0
     Payable to London Pacific                                 0                 0               0                0                0
     Payable to Custodian                                      0                 0               0                0                0
     Custodian fees payable                                2,349             7,289           4,987            5,448            4,320
     Advisory fees payable                                17,482            20,970           2,696            1,866           10,679
     Accrued legal and audit fees                         15,053            15,053          15,053           15,053           15,803
     Accrued expenses and other liabilities                  775             1,217             775              775              775
                                                             ---             -----             ---              ---              ---
              Total Liabilities                           48,529            88,133         102,228           24,018          538,185

     Net Assets                                       $7,222,835       $11,765,589      $1,978,447       $1,304,175       $6,859,834
                                                      ==========       ===========      ==========       ==========       ==========

     Components of Net Assets:
          Paid-in capital                             $6,747,035       $10,391,710      $1,835,861       $1,304,175       $5,230,727
          Undistributed net investment income(loss)       42,474           249,860          77,788                0                0
          Accumulated net realized gain (loss)on
            securities, written options, and
            foreign currency  transactions               216,108           501,908          (3,940)               0          139,816
          Net unrealized appreciation of securities
            and foreign currency transactions            217,218           622,111          68,738                0        1,489,291
                                                         -------           -------          ------                -        ---------
     Net assets                                       $7,222,835       $11,765,589      $1,978,447       $1,304,175       $6,859,834
                                                      ==========       ===========      ==========       ==========       ==========
     Shares outstanding (unlimited authorization,
      $.01 par value)                                    514,791           823,663         185,153        1,304,175          402,026
                                                         =======           =======         =======        =========          =======

     Net asset value, offering price and
     redemption price, per share
     (Net assets/shares outstanding)                      $14.03            $14.28          $10.69            $1.00           $17.06
                                                          ======            ======          ======            =====           ======


                                              See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                 Statements of Assets and Liabilities
                                                           December 31, 1998

                                                                      Lexington
                                               Robertson Stephens     Corporate
                                               Diversified Growth      Leaders
     Assets                                         Portfolio         Portfolio
                                                 ---------------- --------------

     Investments at value, see accompanying schedules $6,040,378       $8,212,820
     Repurchase agreements at cost and value                   0                0
     Cash                                                      0              620
     Foreign currency at value                                 0                0
     Dividends and/or interest receivable                  2,321           13,353
     Receivable for investments securities sold          734,601                0
     Expense reimbursements receivable                     5,685                0
     Other assets                                            102              102
                                                             ---              ---
            Total Assets                              $6,783,087       $8,226,895

     Investments at cost                              $5,252,218       $7,398,277
     Foreign currency at cost                                 $0               $0

     Liabilities

     Payable for investments securities purchased       $168,831               $0
     Payable for Trust shares redeemed                    13,591           13,638
     Unrealized depreciation on forward foreign
            currency contracts                                 0                0
     Payable to London Pacific                                 0           13,579
     Payable to Custodian                                309,032                0
     Custodian fees payable                                4,526            2,518
     Advisory fees payable                                13,662           12,591
     Accrued legal and audit fees                         15,803           15,053
     Accrued expenses and other liabilities                  775              775
                                                             ---              ---
              Total Liabilities                          526,220           58,154

     Net Assets                                       $6,256,867       $8,168,741
                                                      ==========       ==========

     Components of Net Assets:
          Paid-in capital                             $5,085,847       $7,213,611
          Undistributed net investment income(loss)            0           52,006
          Accumulated net realized gain (loss)on
            securities, written options, and
            foreign currency  transactions               382,860           88,581
          Net unrealized appreciation of securities
            and foreign currency transactions            788,160          814,543
                                                         -------          -------
     Net assets                                       $6,256,867       $8,168,741
                                                      ==========       ==========
     Shares outstanding (unlimited authorization,
      $.01 par value)                                    521,423          545,704
                                                         =======          =======

     Net asset value, offering price and
     redemption price, per share
     (Net assets/shares outstanding)                      $12.00           $14.97
                                                          ======           ======


                                              See Notes to Financial Statements





                                                  LPT Variable Insurance Series Trust
                                                       Statements of Operations
                                                          For the Year Ended
                                                           December 31, 1998



                                                    Harris
                                                  Associates       MFS Total     Berkeley U.S.
                                                    Value           Return       Quality Bond     Berkeley Money     Strong Growth
                                                  Portfolio        Portfolio       Portfolio     Market Portfolio      Portfolio
                                                --------------- ---------------- -------------- ------------------- ----------------
         Investment Income
         Income:
                 Dividends                             $87,247         $110,044             $0                  $0          $16,614
                 Foreign withholding tax on
                      dividend income                     (228)          (1,939)             0                   0                0
                  Interest                              28,820          259,551         93,269              96,209           18,322
                                                        ------          -------         ------              ------           ------
                   Total Investment Income             115,839          367,656         93,269              96,209           34,936
         Expenses:
               Investment advisory fees                 56,876           68,715          8,601               8,030           34,631
               Custodian fees                           25,764           80,116         25,099              25,276           52,410
               Legal and audit fees                     16,322           16,322         16,322              16,322           17,072
               Insurance expense                         1,767            1,767          1,767               1,767            1,767
               Trustees'fees and expenses                4,578            4,578          4,578               4,578            4,578
                                                         -----            -----          -----               -----            -----
                 Expenses before expense reimbursement 105,307          171,498         56,367              55,973          110,458
                 Expense reimbursement (Note 3)        (31,942)         (53,310)       (40,886)            (40,092)         (50,894)
                                                       -------          -------        -------             -------          -------
                    Net Expenses                        73,365          118,188         15,481              15,881           59,564
                                                        ------          -------         ------              ------           ------
         Net Investment Income/Loss                     42,474          249,468         77,788              80,328          (24,628)
                                                        ------          -------         ------              ------          -------

         Realized and Unrealized Gain
         (Loss) on Investments

         Net realized gain on securities, written
          options, and foreign currency transactions   216,108          502,439              0                   0          416,484
         Net change in unrealized appreciation
          (depreciation) of securities and  foreign
          currency transactions                       (106,044)         213,088         39,389                   0        1,032,922
                                                      --------          -------         ------                   -        ---------
         Net Gain on Investments                       110,064          715,527         39,389                   0        1,449,406
                                                       -------          -------         ------                   -        ---------
         Net Increase  in Net Assets
           Resulting from Operations                  $152,538         $964,995       $117,177             $80,328       $1,424,778
                                                      ========         ========       ========             =======       ==========






                                               See Notes to Financial Statements



                                                  LPT Variable Insurance Series Trust
                                                       Statements of Operations
                                                          For the Year Ended
                                                           December 31, 1998



                                                                    Lexington
                                              Robertson Stephens    Corporate
                                              Diversified Growth      Leaders
                                                 Portfolio          Portfolio
                                            --------------------- --------------
         Investment Income
         Income:
                 Dividends                              $6,783         $120,875
                 Foreign withholding tax on
                      dividend income                      (69)            (993)
                  Interest                              25,033            9,437
                                                        ------            -----
                   Total Investment Income              31,747          129,319
         Expenses:
               Investment advisory fees                 45,590           38,958
               Custodian fees                           44,923           34,285
               Legal and audit fees                     17,072           16,322
               Insurance expense                         1,767            1,767
               Trustees'fees and expenses                4,578            4,578
                                                         -----            -----
                 Expenses before expense reimbursement 113,930           95,910
                 Expense reimbursement (Note 3)        (47,226)         (18,597)
                                                       -------          -------
                    Net Expenses                        66,704           77,313
                                                        ------           ------
         Net Investment Income/Loss                    (34,957)          52,006
                                                       -------           ------

         Realized and Unrealized Gain
         (Loss) on Investments

         Net realized gain on securities, written
          options, and foreign currency transactions   578,598           88,581
         Net change in unrealized appreciation
          (depreciation) of securities and  foreign
          currency transactions                        423,882          492,161
                                                       -------          -------
         Net Gain on Investments                     1,002,480          580,742
                                                     ---------          -------
         Net Increase  in Net Assets
           Resulting from Operations                  $967,523         $632,748
                                                      ========         ========






                                               See Notes to Financial Statements









                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets





                                                     Harris Associates                       MFS Total Return
                                                    Value Portfolio (1)                         Portfolio
                                            -------------------------------------- -------------------------------------
                                               Year Ended          Year Ended         Year Ended        Year Ended
                                            December 31,1998    December 31, 1997 December 31, 1998  December 31, 1997
                                            ----------------    -----------------------------------  -----------------

       Increase (Decrease) in Net Assets
       from Operations
       Net investment income                         $42,474           $11,861             $249,468         $85,322

       Net realized gain on securities and
          foreign  currency transactions             216,108           309,569              502,439         133,356
       Net change in unrealized
       appreciation (depreciation)of
       securities and foreign currency transactions (106,044)          148,504              213,088         311,415
                                                    --------           -------              -------         -------
       Net increase in net assets
         resulting  from operations                  152,538           469,934              964,995         530,093
                                                     -------           -------              -------         -------

       Distributions to shareholders from:
       Net investment income                               0           (11,864)                (995)        (84,797)
       Net realized gain on investments                    0          (326,649)             (37,096)        (94,786)
                                                           -          --------              -------         -------
           Total distributions                             0          (338,513)             (38,091)       (179,583)

       Share Transactions

       Net proceeds from sale of shares            4,529,342         2,687,516            5,544,537       4,879,026
       Issued to shareholders in
        reinvestment of dividends                          0           338,513               38,091         179,583
       Cost of  shares repurchased                  (981,697)       (1,055,861)            (716,951)       (964,786)
                                                    --------        ----------             --------        --------
           Net increase (decrease) from
             share transactions (Note 6)           3,547,645         1,970,168            4,865,677       4,093,823
                                                   ---------         ---------            ---------       ---------
       Total increase/(decrease) in net assets     3,700,183         2,101,589            5,792,581       4,444,333
                                                   ---------         ---------            ---------       ---------
       Net Assets at beginning of period           3,522,652         1,421,063            5,973,008       1,528,675
                                                   ---------         ---------            ---------       ---------
       Net Assets at end of period                $7,222,835        $3,522,652          $11,765,589      $5,973,008
                                                  ==========        ==========          ===========      ==========
       Accumulated undistributed net
        investment income included in net
         assets at end of period                    $ 42,474           $     0             $249,860       $    996
                                                    ========           =======             ========       ========

       (1) Formerly MAS Value Portfolio (Note 1)






                                              See Notes to Financial Statements




                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets





                                               Berkeley U. S. Quality Bond          Berkeley Money Market
                                                        Portfolio(2)                     Portfolio(3)
                                            -------------------------------------- -------------------------------------
                                               Year Ended          Year Ended         Year Ended        Year Ended
                                            December 31,1998    December 31, 1997 December 31, 1998  December 31, 1997
                                            ----------------    -----------------------------------  -----------------

       Increase (Decrease) in Net Assets
       from Operations
       Net investment income                         $77,788           $83,696          $80,328         $76,923

       Net realized gain on securities and
          foreign  currency transactions                   0            18,375                0               0
       Net change in unrealized
       appreciation (depreciation)of
       securities and foreign currency transactions   39,389            23,041                0               0
                                                      ------            ------                -               -
       Net increase in net assets
         resulting  from operations                  117,177           125,112           80,328          76,923
                                                     -------           -------           ------          ------

       Distributions to shareholders from:
       Net investment income                               0           (83,993)         (80,328)        (76,923)
       Net realized gain on investments                    0                 0                0               0
                                                           -                 -                -               -
           Total distributions                             0           (83,993)         (80,328)        (76,923)

       Share Transactions

       Net proceeds from sale of shares            1,168,980           222,203       15,337,252      14,018,379
       Issued to shareholders in
        reinvestment of dividends                          0            83,993           80,328          76,923
       Cost of  shares repurchased                  (389,609)         (817,964)     (15,486,562)    (13,900,532)
                                                    --------          --------      -----------     -----------
           Net increase (decrease) from
             share transactions (Note 6)             779,371          (511,768)         (68,982)        194,770
                                                     -------          --------          -------         -------
       Total increase/(decrease) in net assets       896,548          (470,649)         (68,982)        194,770
                                                     -------          --------          -------         -------
       Net Assets at beginning of period           1,081,899         1,552,548        1,373,157       1,178,387
                                                   ---------         ---------        ---------       ---------
       Net Assets at end of period                $1,978,447        $1,081,899       $1,304,175      $1,373,157
                                                  ==========        ==========       ==========      ==========
       Accumulated undistributed net
        investment income included in net
         assets at end of period                    $ 77,788           $     0           $    0          $    0
                                                    ========           =======           ======          ======

       (2) Formerly Salomon U.S. Quality Bond Portfolio (Note 1)
       (3) Formerly Salomon Money Market Portfolio (Note 1)




                                              See Notes to Financial Statements







                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets






                                                      Strong Growth              Robertson Stephens Diversified
                                                        Portfolio                      Growth Portfolio(4)
                                            ----------------------------------- ----------------------------------
                                               Year Ended        Year Ended        Year Ended         Year Ended
                                           December 31,1998   December 31, 1997  December 31, 1998 December 31, 1997
                                           ----------------   -----------------  -----------------------------------

       Increase (Decrease) in Net Assets
       from Operations
       Net investment income/loss                 ($24,628)          ($6,013)       ($34,957)         ($14,897)

       Net realized gain on securities,
        written options, and foreign currency
        transactions                               416,484           214,565         578,598           104,555

       Net unrealized appreciation
        of securities and foreign
        currency transactions                    1,032,922           316,734         423,882           396,298
                                                 ---------           -------         -------           -------
       Net increase in net assets
          resulting  from operations             1,424,778           525,286         967,523           485,956
                                                 ---------           -------         -------           -------
       Distributions to shareholders from:
       Net investment income                             0               (93)              0               (20)
       Net realized gain on investments           (194,821)         (301,894)              0                 0
                                                  --------          --------               -                 -
           Total distributions                    (194,821)         (301,987)              0               (20)

       Share Transactions
       Net proceeds from sale of shares          3,036,477         2,330,737       2,763,953         2,410,896
       Issued to shareholders in
         reinvestment of dividends                 194,821           301,987               0                20
       Cost of  shares repurchased                (513,775)       (1,456,632)       (926,756)         (885,949)
                                                  --------        ----------        --------          --------
       Net increase from share
         transactions (Note 6)                   2,717,523         1,176,092       1,837,197         1,524,967
                                                 ---------         ---------       ---------         ---------
       Total increase/(decrease) in net assets   3,947,480         1,399,391       2,804,720         2,010,903
                                                 ---------         ---------       ---------         ---------
       Net Assets at beginning of period         2,912,354         1,512,963       3,452,147         1,441,244
                                                 ---------         ---------       ---------         ---------
       Net Assets at end of period              $6,859,834        $2,912,354      $6,256,867        $3,452,147
                                                ==========        ==========      ==========        ==========

       Accumulated undistributed net
        investment income (loss) included in net
        assets at end of period                       $ 0                 $ 0           $  0             $   0
                                                      ===                 ===           ====             =====

          (4) Formerly Berkeley Smaller Companies Portfolio (Note 1)



                                               See Notes to Financial Statements



                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets






                                                    Lexington Corporate
                                                      Leaders Portfolio
                                           --------------------------------------
                                               Year Ended        Year Ended
                                           December 31,1998   December 31, 1997
                                           ----------------   ------------------

       Increase (Decrease) in Net Assets
       from Operations
       Net investment income/loss                  $52,006              $20,035

       Net realized gain on securities,
        written options, and foreign currency
        transactions                                88,581              209,511

       Net unrealized appreciation
        of securities and foreign
        currency transactions                      492,161              173,395
                                                   -------              -------
       Net increase in net assets
          resulting  from operations               632,748              402,941
                                                   -------              -------
       Distributions to shareholders from:
       Net investment income                             0              (20,558)
       Net realized gain on investments            (14,110)            (195,399)
                                                   -------             --------
           Total distributions                     (14,110)            (215,957)

       Share Transactions
       Net proceeds from sale of shares          4,506,043            3,057,461
       Issued to shareholders in
         reinvestment of dividends                  14,110              215,957
       Cost of  shares repurchased                (423,355)          (1,330,518)
                                                  --------           ----------
       Net increase from share
         transactions (Note 6)                   4,096,798            1,942,900
                                                 ---------            ---------
       Total increase/(decrease) in net assets   4,715,436            2,129,884
                                                 ---------            ---------
       Net Assets at beginning of period         3,453,305            1,323,421
                                                 ---------            ---------
       Net Assets at end of period              $8,168,741           $3,453,305
                                                ==========           ==========

       Accumulated undistributed net
        investment income (loss) included in net
        assets at end of period                 $  52,006                $   0
                                                =========                =====





                                               See Notes to Financial Statements








                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period



                                                       Harris Associates Value Portfolio (1)
                                              --------------------------------------------------------
                                                Year Ended         Year Ended         Period Ended
                                            December 31, 1998   December 31,1997   December 31, 1996*
                                            -----------------   ----------------   ------------------


Net asset value, beginning of period               $13.45             $11.86              $10.00

Income from investment operations:
Net investment income (a)                            0.10               0.08                0.10
Net realized and unrealized gain  on
  investments                                        0.48               2.94                2.13
                                                     ----               ----                ----
Total from investment operations                     0.58               3.02                2.23
                                                     ----               ----                ----

Less distributions:
Dividends from net investment income                 0.00             (0.05)              (0.10)
Distributions from net realized capital gains        0.00             (1.38)              (0.27)
                                                     ----             -----               -----
Total distributions                                  0.00             (1.43)              (0.37)
                                                     ----             -----               -----

Net asset value, end of period                     $14.03            $13.45              $11.86
                                                   ======            ======              ======

Total return ++                                     4.31%            25.56%              20.39%
                                                    ====             =====               =====

Ratios to average net assets/supplemental data


Net assets, end of period (in 000's)                $7,223            $3,523               $1,421
Ratio of operating expenses to average nets assets   1.29%             1.29%               1.26%+
Ratio of net investment income to average net assets 0.75%             0.56%               1.01%+
Portfolio turnover rate                             49.83%            84.94%               41.08%
Ratio of operating expenses to average net
  assets before expense reimbursements               1.85%             4.22%               7.55%+
Net investment income (loss) per share
before expense reimbursements (a)                    $0.03           ($0.32)              ($0.52)

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.
(1) Formerly MAS Value Portfolio (Note 1)

*For the period January 31, 1996 (Commencement of Operations) to December 31, 1996




                                               See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period



                                                        MFS Total Return Portfolio
                                              --------------------------------------------------------
                                                Year Ended         Year Ended         Period Ended
                                            December 31, 1998   December 31,1997   December 31, 1996*
                                            -----------------   ----------------   ------------------


Net asset value, beginning of period               $12.80                 $10.90                $10.00

Income from investment operations:
Net investment income (a)                            0.37                   0.35                  0.25
Net realized and unrealized gain  on
  investments                                        1.16                   1.95                  0.85
                                                     ----                   ----                  ----
Total from investment operations                     1.53                   2.30                  1.10
                                                     ----                   ----                  ----

Less distributions:
Dividends from net investment income                 0.00                  (0.19)                (0.20)
Distributions from net realized capital gains       (0.05)                 (0.21)                (0.00)
                                                    -----                  -----                 -----
Total distributions                                 (0.05)                 (0.40)                (0.20)
                                                    -----                  -----                 -----

Net asset value, end of period                     $14.28                 $12.80                $10.90
                                                   ======                 ======                ======

Total return ++                                    11.98%                 21.18%                 9.81%
                                                    =====                  =====                  ====

Ratios to average net assets/supplemental data


Net assets, end of period (in 000's)               $11,766                 $5,973                $1,529
Ratio of operating expenses to average nets assets   1.29%                  1.29%                1.26%+
Ratio of net investment income to average net assets 2.72%                  2.80%                2.59%+
Portfolio turnover rate                            126.29%                103.75%                53.91%
Ratio of operating expenses to average net
  assets before expense reimbursements               1.87%                  3.88%                7.84%+
Net investment income (loss) per share
before expense reimbursements (a)                    $0.29                  $0.03               ($0.38)

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.

*For the period January 31, 1996 (Commencement of Operations) to December 31, 1996




                                               See Notes to Financial Statements








                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period


                                                      Berkeley U. S. Quality Bond Portfolio (2)
                                              -----------------------------------------------------------
                                                 Year Ended        Year Ended           Period Ended
                                             December 31,1998    December 31,1997    December 31, 1996*
                                             ----------------    ----------------    ------------------


   Net asset value, beginning of period               $9.91              $9.81               $10.00

   Income from investment operations:
   Net investment income (a)                           0.52               0.58                 0.49
   Net realized and unrealized gain (loss)
     on investments                                    0.26               0.34                (0.25)
                                                       ----               ----                -----
   Total from investment operations                    0.78               0.92                 0.24
                                                       ----               ----                 ----
   Less distributions:
   Dividends from net investment income                0.00              (0.82)               (0.43)
   Distributions from net realized capital gains       0.00              (0.00)               (0.00)
                                                       ----              -----                -----
   Total distributions                                 0.00              (0.82)               (0.43)

   Net asset value, end of period                    $10.69              $9.91                $9.81
                                                     ======              =====                =====

   Total return ++                                    7.87%              9.45%                2.27%
                                                      ====               ====                 ====

   Ratios to average net assets/supplemental data

   Net assets, end of period (in 000's)              $1,978             $1,082               $1,553
   Ratio of operating expenses to average net assets  0.99%              0.99%               0.97%+
   Ratio of net investment income to average
     net assets                                       4.97%              5.79%               5.41%+
   Portfolio turnover rate                            5.21%            431.63%              231.03%
   Ratio of operating expenses to average net
     assets before expense reimbursements             3.60%              5.09%               5.79%+

   Net investment income (loss) per share
     before expense reimbursements (a)                $0.24              $0.17                $0.05

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.
(2) Formerly Salomon U.S. Quality Bond Portfolio (Note 1)

     *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996



                                              See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period


                                                      Berkeley Money Market Portfolio (3)
                                              -----------------------------------------------------------
                                                 Year Ended        Year Ended           Period Ended
                                             December 31,1998    December 31,1997    December 31, 1996*
                                             ----------------    ----------------    ------------------


   Net asset value, beginning of period               $1.00             $1.00               $1.00

   Income from investment operations:
   Net investment income (a)                           0.04              0.05                0.04
   Net realized and unrealized gain (loss)
     on investments                                    0.00              0.00                0.00
                                                       ----              ----                ----
   Total from investment operations                    0.04              0.05                0.04
                                                       ----              ----                ----
   Less distributions:
   Dividends from net investment income               (0.04)            (0.05)              (0.04)
   Distributions from net realized capital gains      (0.00)            (0.00)              (0.00)
                                                      -----             -----               -----
   Total distributions                                (0.04)            (0.05)              (0.04)

   Net asset value, end of period                     $1.00             $1.00               $1.00
                                                      =====             =====               =====

   Total return ++                                    4.55%             4.58%               3.93%
                                                      ====              ====                ====

   Ratios to average net assets/supplemental data

   Net assets, end of period (in 000's)              $1,304            $1,373              $1,178
   Ratio of operating expenses to average net assets  0.89%             0.89%              0.87%+
   Ratio of net investment income to average
     net assets                                       4.50%             4.58%              4.43%+
   Portfolio turnover rate                              N/A               N/A                 N/A
   Ratio of operating expenses to average net
     assets before expense reimbursements             3.14%             4.30%              6.67%+

   Net investment income (loss) per share
     before expense reimbursements (a)                $0.02             $0.01             ($0.01)

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.
(3) Formerly Salomon Money Market Portfolio (Note 1)

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996



                                              See Notes to Financial Statements


                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period



                                                              Strong Growth Portfolio
                                            -----------------------------------------------------------
                                                Year Ended          Year Ended          Period Ended
                                             December 31, 1998   December 31, 1997   December 31, 1996*
                                             -----------------   -----------------   ------------------


     Net asset value, beginning of period          $13.47               $11.92                $10.00

     Income from investment operations:
     Net investment income (a)                      (0.08)               (0.04)                 0.25
     Net realized and unrealized gain
     (loss) on investments                           4.17                 3.07                  2.49
                                                     ----                 ----                  ----
     Total from investment operations                4.09                 3.03                  2.74
                                                     ----                 ----                  ----
     Less distributions:
     Dividends from net investment income            0.00                 0.00                 (0.22)
     Distributions from net realized capital gains  (0.50)               (1.48)                (0.60)
                                                    -----                -----                 -----
     Total distributions                            (0.50)               (1.48)                (0.82)
                                                    -----                -----                 -----
     Net asset value, end of period                $17.06               $13.47                $11.92
                                                   ======               ======                ======
     Total return ++                               30.43%               25.56%                20.27%
                                                   =====                =====                 =====

     Ratios to average net assets/supplemental data

     Net assets, end of period (in 000's)          $6,860               $2,912                $1,513

     Ratio of operating expenses to average
       net assets                                   1.29%                1.29%                1.26%+
     Ratio of net investment income/loss to
       average net assets                         (0.53%)              (0.26%)                2.25%+
     Portfolio turnover rate                      275.16%              270.11%               422.67%
     Ratio of operating expenses to average net
       assets before expense reimbursements         2.39%                4.44%                7.09%+
     Net investment income (loss) per share before
       expense reimbursements (a)                 ($0.24)              ($0.46)               ($0.39)

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996






                                              See Notes to Financial Statements



                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period


                                           Robertson Stephens Diversified Growth
                                                     Portfolio (4)
                                            --------------------------------------
                                                Year Ended          Year Ended
                                             December 31, 1998   December 31, 1997   December 31, 1996*
                                             -----------------   -----------------   ------------------


     Net asset value, beginning of period          $10.22             $8.58            $10.00

     Income from investment operations:
     Net investment income (a)                      (0.08)            (0.07)             2.10
     Net realized and unrealized gain
     (loss) on investments                           1.86              1.71             (1.69)
                                                     ----              ----             -----
     Total from investment operations                1.78              1.64              0.41
                                                     ----              ----              ----
     Less distributions:
     Dividends from net investment income            0.00              0.00             (1.83)
     Distributions from net realized capital gains   0.00              0.00             (0.00)
                                                     ----              ----             -----
     Total distributions                             0.00              0.00             (1.83)
                                                     ----              ----             -----
     Net asset value, end of period                $12.00            $10.22             $8.58
                                                   ======            ======             =====
     Total return ++                               17.42%            19.12%             2.42%
                                                   =====             =====              ====

     Ratios to average net assets/supplemental data

     Net assets, end of period (in 000's)          $6,257            $3,452            $1,441

     Ratio of operating expenses to average
       net assets                                   1.39%             1.39%            1.36%+
     Ratio of net investment income/loss to
       average net assets                         (0.73%)           (0.72%)           20.30%+
     Portfolio turnover rate                      381.64%           234.54%         2,242.85%
     Ratio of operating expenses to average net
       assets before expense reimbursements         2.37%             4.53%            7.02%+
     Net investment income (loss) per share before
       expense reimbursements (a)                 ($0.18)           ($0.35)             $1.51

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.
(4) Formerly Berkeley Smaller Companies Portfolio

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996






                                              See Notes to Financial Statements







                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period



                                                      Lexington Corporate Leaders Portfolio
                                            -----------------------------------------------------------
                                               Year Ended          Year Ended        Period Ended
                                            December 31, 1998  December 31, 1997   December 31,1996*
                                            -----------------  -----------------   -----------------


     Net asset value, beginning of period          $13.39              $11.44           $10.00

     Income from investment operations:
     Net investment income (a)                       0.12                0.13             0.14
     Net realized and unrealized gain
     (loss) on investments                           1.49                2.70             1.42
                                                     ----                ----             ----
     Total from investment operations                1.61                2.83             1.56
                                                     ----                ----             ----
     Less distributions:
     Dividends from net investment income            0.00               (0.08)           (0.12)
     Distributions from net realized capital gains  (0.03)              (0.80)           (0.00)
                                                    -----               -----            -----
     Total distributions                            (0.03)              (0.88)           (0.12)
                                                    -----               -----            -----
     Net asset value, end of period                $14.97              $13.39           $11.44
                                                   ======              ======           ======
     Total return ++                               12.04%              24.71%           12.84%
                                                   =====               =====            =====

     Ratios to average net assets/supplemental data

     Net assets, end of period (in 000's)          $8,169              $3,453           $1,323
     Ratio of operating expenses to average net
     assets                                         1.29%               1.29%           1.26%+
     Ratio of net investment income to average
     net assets                                     0.87%               0.99%           1.40%+
     Portfolio turnover rate                        7.08%              35.69%            0.00%
     Ratio of operating expenses to average net
       assets before expense reimbursements         1.60%               4.08%           6.86%+
     Net investment income (loss) per share
       before expense reimbursements (a)            $0.08             ($0.24)          ($0.41)

+  Annualized
++ Total returns represent aggregate total return for the years ended December 1998 and 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares  outstanding  throughout  the year.

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996






                                               See Notes to Financial Statements



                                                The LPT Variable Insurance Series Trust
                                                   Harris Associates Value Portfolio
                                                        Schedule of Investments
                                                           December 31, 1998
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------

COMMON STOCKS - 98.28%
         Consumer Basics - 11.71%
  4,950  Black & Decker Corporation................................................$277,509
  9,600  Dial Corporation...........................................................277,200
  5,443  Philip Morris Companies, Inc...............................................291,201
                                                                                    -------
                                                                                    845,910
                                                                                    -------
         Consumer Non-Durables - 10.51%
  7,000  Gucci Group NV, ADR........................................................340,375
  7,700  Mattel, Inc................................................................175,656
  6,000  Nike, Inc..................................................................243,375
                                                                                    -------
                                                                                    759,406
                                                                                    -------
         Conglomerates - 8.79%
  8,800  ITT Industries, Inc. ......................................................349,800
 15,300  U.S. Industries, Inc. .....................................................284,963
                                                                                   --------
                                                                                    634,763
                                                                                    -------
         Broadcasting & Publishing - 8.61%
  4,600  Central Newspapers, Inc....................................................328,612
  9,300  Dun & Bradstreet Corporation...............................................293,531
                                                                                   --------
                                                                                    622,143
                                                                                    -------
         Construction Materials - 7.89%
  4,050  Armstrong World Industries, Inc. ......................................... 244,266
  6,400  USG Corporation........................................................... 326,000
                                                                                    -------
                                                                                    570,266
                                                                                    -------
         Financial Services - 7.89%
  2,880  Old Republic International Corporation......................................64,800
  3,900  PartnerRe, Ltd.............................................................178,425
  8,550  Washington Mutual, Inc.....................................................326,503
                                                                                   --------
                                                                                    569,728
                                                                                    -------
         Autos & Transportation - 6.43%
  4,600  Bandag, Inc., Class A......................................................160,425
  4,300  Eaton Corporation..........................................................303,956
                                                                                   --------
                                                                                    464,381
                                                                                    -------
         Basic Industries - 6.33%
  6,450  Fort James Corporation.....................................................258,000
  5,750  Premark International, Inc.................................................199,094
                                                                                   --------
                                                                                    457,094
                                                                                    -------
         General Business - 6.06%
  8,000  ACNielsen Corporation  +...................................................226,000
  4,700  H & R Block, Inc...........................................................211,500
                                                                                   --------
                                                                                    437,500
                                                                                    -------

                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                   Harris Associates Value Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
                                                                                      Value
Shares                                                                             (Note 2)
------                                                                             --------
COMMON STOCKS - (Continued)

         Electronics - 4.94%
 7,100   Electronic Data Systems Corporation........................................$356,775
                                                                                    --------
         Drugs & Health Care - 4.66%
13,600   Columbia/HCA Healthcare Corporation.........................................336,600
                                                                                    --------
         Chemicals - 3.71%
10,300   Ferro Corporation...........................................................267,800
                                                                                    --------
         Real Estate - 3.65%
18,400   Catellus Development Corporation +..........................................263,350
------                                                                              --------
         Consumer Discretionary - 3.59%
 8,200   Fortune Brands, Inc.........................................................259,325
                                                                                    --------
         Energy - 3.51%
28,000   Union Pacific Resource Group, Inc. .........................................253,750
                                                                                    --------
         Total Common Stocks (Cost $6,881,573).....................................7,098,791
                                                                                  ----------

Principal
Amount
------

SHORT-TERM OBLIGATIONS - 2.16%
$156,000        Repurchase Agreement with State Street
                Bank and Trust Company, dated 12/31/98 at
                4.00%, due 01/04/99, maturity value $156,069
                (collateralized by U.S. Treasury Bond, 10.625%, due 08/15/15, par value $100,000; market value $161,865) (Cost $156,000)..........156,000
                                                                                    --------
TOTAL INVESTMENTS (COST $7,037,573*)............................100.44%           $7,254,791
OTHER ASSETS AND LIABILITIES (NET)...............................(0.44)              (31,956)
                                                                 -----               -------
NET ASSETS......................................................100.00%           $7,222,835
                                                               =======            ==========

* Aggregate cost for Federal tax purposes (Note 5)
+ Non-income producing security



                    ----------------------------------------------------------
                                           GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                    ------------------ ---------------------------------------






                                               See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                        Schedule of Investments
                                                           December 31, 1998

                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - 54.23%
         Financial Services - 11.30%
   400   Allstate Corporation........................................................$15,450
 1,010   American Express Company....................................................103,272
   380   Arden Reality, Inc........................................................... 8,811
 2,158   Associates First Capital Corporation, Class A................................91,445
   290   Bank of New York Company, Inc................................................11,672
 1,350   Chubb Corporation............................................................87,581
   150   CIGNA Corporation............................................................11,597
 1,545   A.G. Edwards, Inc. ..........................................................57,551
 2,450   Equitable Companies, Inc....................................................141,794
 1,440   Federal Home Loan Mortgage Corporation.......................................92,790
   100   Federated Investments, Inc.  .................................................1,812
 1,843   ING Groep NV................................................................112,324
   755   Jefferson Pilot Corporation..................................................56,625
 1,400   Lincoln National Corporation................................................114,537
   730   Mellon Bank Corporation......................................................50,187
 1,490   National City Corporation...................................................108,025
   400   PNC Bank Corporation.........................................................21,650
    20   Progressive Corporation Ohio..................................................3,387
   100   Provident Companies, Inc. ....................................................4,150
   900   Torchmark, Inc. .............................................................31,781
   830   Transamerica Corporation.....................................................95,865
   700   US Bancorporation Delaware...................................................24,850
   400   Washington Mutual, Inc. .....................................................15,275
 1,690   Wells Fargo & Company........................................................67,494
                                                                                     -------
                                                                                   1,329,925
                                                                                   ---------
         Utilities - 6.74%
  700    CMS Energy Corporation.......................................................33,906
1,810    Carolina Power & Light Company...............................................85,183
3,280    Coastal Corporation........................................................ 114,595
1,270    Columbia Energy Group........................................................73,343
1,800    DPL, Inc.....................................................................38,925
1,090    Eastern Enterprises..........................................................47,688
1,260    GPU, Inc. ...................................................................55,676
  420    National Fuel Gas Company....................................................18,979
  460    New Century Energies, Inc. ..................................................22,425
1,230    Pacificorp...................................................................25,907
1,520    Pinnacle West Capital Corporation............................................64,410
1,300    Public Service Company of North Carolina, Inc................................33,800
  900    Sierra Pacific Resources.....................................................34,200

                                               See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCK - (Continued)
          Utilities- (Continued
1,800     Southern Company...........................................................$52,313
  770     Texas Utilities Company.....................................................35,949
1,100     UGI Corporation.............................................................26,125
  900     Washington Gas & Light Company..............................................24,413
  170     Williams Companies, Inc......................................................5,302
                                                                                      ------
                                                                                     793,139
                                                                                     -------
          Consumer Discretionary - 4.62%
  400     Albertsons, Inc.............................................................25,475
1,270     American Stores Company.....................................................46,911
1,490     Dayton Hudson Corporation...................................................80,833
  396     Diageo PLC (Great Britain)...................................................4,392
1,040     Eastman Kodak Company.......................................................74,880
1,400     MGM Grand, Inc.   +.........................................................37,975
1,180     McDonalds Corporation.......................................................90,418
1,240     Meyer Fred, Inc. +..........................................................74,710
   60     J.C. Penney, Inc.............................................................2,813
1,120     Rite Aid Corporation........................................................55,510
  300     Safeway, Inc................................................................18,281
  110     Sears Roebuck & Company......................................................4,675
  900     Walt Disney Company.........................................................27,000
                                                                                     -------
                                                                                     543,873
                                                                                     -------
          Energy - 4.37%
1,000     Amoco Corporation...........................................................60,375
1,243     BP Amoco PLC, ADR..........................................................111,404
1,500     Conoco, Inc.................................................................31,312
  491     Exxon Corporation...........................................................35,904
  780     Mobil Corporation...........................................................67,957
  360     Royal Dutch Petroleum Company...............................................17,235
  810     Schlumberger, Ltd...........................................................37,361
1,500     Sempra Energy...............................................................38,063
1,350     Texaco, Inc. ...............................................................71,381
1,470     Unocal Corporation .........................................................42,906
                                                                                     -------
                                                                                     513,898
                                                                                     -------
          Communications - 4.31%
1,100     AT&T Corporation............................................................82,775
  720     Alcatel Alsthom CGE, ADR....................................................17,595
  640     Bell Atlantic Corporation...................................................33,920
2,300     GTE Corporation............................................................149,500
2,010     SBC Communications, Inc....................................................107,786


                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
          Communications - (Continued)
1,090     Sprint Corporation   ......................................................$91,696
  520     Telephone & Data Systems, Inc...............................................23,368
                                                                                     -------
                                                                                     506,640
                                                                                     -------
        Consumer Staples - 4.25%
4,787   Archer Daniels Midland Company................................................82,277
  720   General Mills, Inc............................................................55,980
  400   Gillette Company..............................................................19,325
  840   Hershey Foods Corporation.....................................................52,237
  900   Hormel Foods Corporation......................................................29,475
  700   McCormick & Company, Inc. ....................................................23,669
   44   Nestle SA (Switzerland).......................................................95,771
2,150   Philip Morris Companies, Inc.................................................115,025
  820   Rubbermaid, Inc...............................................................25,779
                                                                                     -------
                                                                                     499,538
                                                                                     -------
        Drugs & Health Care - 4.09%
1,300   American Home Products Corporation............................................73,206
  300   Baxter International, Inc.....................................................19,294
  660   Bristol Myers Squibb Company..................................................88,316
3,770   Columbia/HCA Healthcare Corporation...........................................93,308
1,430   Glaxo Wellcome, PLC, ADR......................................................99,385
1,140   SmithKline Beecham, PLC, ADR................................................. 79,230
  660   United Healthcare Corporation.................................................28,421
                                                                                     -------
                                                                                     481,160
                                                                                     -------
        Broadcasting & Publishing - 2.47%
  890   Gannett, Inc..................................................................57,405
1,250   New York Times Company, Class A...............................................43,359
1,720   Time Warner, Inc.............................................................106,747
1,120   Viacom, Inc...................................................................82,880
                                                                                     -------
                                                                                     290,391
                                                                                     -------
         Aerospace - 2.25%
3,040    Allied Signal, Inc..........................................................134,710
  900    General Dynamics Corporation.................................................52,763
1,170    TRW, Inc.....................................................................65,739
  110    United Technologies Corporation..............................................11,963
                                                                                     -------
                                                                                     265,175
                                                                                     -------

         Materials and Processing - 1.91%
1,710    Akzo Nobel NV (Netherlands)................................................. 77,822
  650    ALCOA, Inc...................................................................48,466

                                               See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
                                                                                       Value
Shares                                                                              (Note 2)
COMMON STOCKS - (Continued)
         Materials and Processing - (Continued)
  480    DuPont (E.I) DeNemours & Company............................................$25,470
1,430    Weyerhaeuser Company.........................................................72,662
                                                                                     -------
                                                                                     224,420
                                                                                     -------
         Basic Industry - 1.59%
  750    Bowater, Inc.................................................................31,078
1,150    Champion International Corporation...........................................46,575
  500    Illinois Tool Works, Inc.....................................................29,000
1,470    Kimberly Clark Corporation...................................................80,115
                                                                                     -------
                                                                                     186,768
                                                                                     -------
         Capital Goods - 1.58%
1,700    Browning Ferris Industries, Inc..............................................48,344
1,120    Emerson Electric Company.....................................................67,760
  250    General Electric Company.....................................................25,516
  700    Hubbell, Inc.................................................................26,600
  240    Tyco International, Ltd......................................................18,105
                                                                                  -------
                                                                                     186,325
                                                                                     -------
         Autos & Transportation - 1.49%
  780    Canadian National Railway Company............................................40,462
  200    Ford Motor Company...........................................................11,738
  320    Lear Corporation   +.........................................................12,320
1,360    Norfolk Southern Corporation.................................................43,095
2,880    Volvo Aktiebolaget AB........................................................67,140
                                                                                     -------
                                                                                     174,755
                                                                                     -------

         Computer & Business Equipment - 1.41%
  850    International Business Machines Corporation.................................157,037
   80    Xerox Corporation.............................................................9,440
                                                                                      ------
                                                                                     166,477
                                                                                     -------
         Electronics - 0.97%
  567    AMP, Inc.....................................................................29,519
  300    Analog Devices, Inc.    +.....................................................9,413
  756    Raytheon Company, Class A....................................................39,076
  680    Raytheon Company, Class B....................................................36,210
                                                                                     -------
                                                                                     114,218
                                                                                     -------
         Real Estate - 0.45%
  330    Boston Properties, Inc.......................................................10,065
  190    Hospitality Properties Trust..................................................4,584

                                               See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS (Continued)
         Real Estate - (Continued)
  600    Prime Group Realty Trust.....................................................$9,075
1,100    TriNet Corporate Realty Trust, Inc. .........................................29,425
                                                                                     -------
                                                                                      53,149
                                                                                      ------
         Miscellaneous - 0.43%
  500    CVS Automatic Com Exchange Securities Trust..................................50,094
         Total Common Stocks (Cost $5,794,641).....................................6,379,945

PREFERRED STOCKS - 1.71%
1,900    Lincoln National Corporation ................................................44,769
  200    McKesson Financing Trust, 144A...............................................21,425
  730    MediaOne Group, Inc..........................................................48,545
  680    Newell Financial Trust, Gtd Conv., 144A......................................35,870
  370    Newell Financial Trust.......................................................19,518
  550    Texas Utilities Company......................................................31,006
                                                                                     -------
         Total Preferred Stocks (Cost $196,311)......................................201,133
                                                                                    --------

Principal
Amount
------
CORPORATE BONDS AND NOTES - 20.73%
$19,000   Atlantic Mutual Insurance Company, 144A, 8.15%, due 02/15/2028..............19,120
 25,000   B E Aerospace Company,  8.00%, due 03/01/2008 ..............................24,500
 10,000   Bausch & Lomb, Inc., 6.50%, due 08/01/2005...................................9,726
 10,000   Bausch & Lomb, Inc., Debenture, 7.125%, due 08/01/2028.......................9,341
 25,000   Beaver Valley II Funding Corporation, 9.00%, due 06/01/2017.................28,845
 25,000   Bell Atlantic Financial Services, Inc., 144A,4.25%, due 09/15/2005......... 25,625
 15,000   Building Materials Corporation of America, 144A 8.00%, due 12/01/2008...... 15,056
175,000   Calenergy, Inc., 6.96%, due 09/15/2003.....................................176,904
 10,000   Calenergy, Inc., 7.23%, due 09/15/2005......................................10,186
 15,000   Calenergy, Inc., 7.52%, due 09/15/2008......................................15,702
  5,000   Capital One Bank, MTM, 6.70%, due 05/15/2008.................................4,835
200,000   Century Communications Corporation,.0.00%, due 01/15/2008..................102,500
 10,000   Chancellor Media Corporation, 8.75%, due 06/15/2007.........................10,250
 10,000   Cleveland Electric Illuminating Company, Secured Note, 144A,
          7.88%, due 11/01/2017.......................................................10,335
  5,000   Coastal Corporation, 6.50%, due 06/02/2008...................................5,125
 25,000   Coastal Corporation, Senior Debenture, 7.75%, due 10/15/2035................27,515
 43,000   Coastal Corporation, Senior Debenture, 7.42%, due 02/15/2037................45,423

                                               See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998

Principal                                                                              Value
Amount                                                                              (Note 2)
------                                                                              --------
CORPORATE BONDS AND NOTES (Continued)
 $3,000    Columbia/HCA Healthcare Corporation, 6.875%, due 07/15/2001................$2,977
 18,000    Columbia/HCA Healthcare Corporation, 7.69%, due 06/15/2025.................16,313
 10,000    Commonwealth Edison Company, 6.95, due 07/15/2018..........................10,360
  5,000    Connecticut Light & Power Company, First Mortgage,
           7.875%, due 10/01/2024......................................................5,187
 12,000    Conseco Inc., MTN,  6.40%, due 06/15/2001..................................11,561
 12,000    Contifinancial Corporation, 7.50%, due 03/15/2002...........................8,629
  5,000    Continental Airlines, 6.648%, due 03/15/2019................................4,921
 30,000    Continental Cablevision, Inc, 11.00%, due 06/01/2007...................... 32,223
100,000    Crimi Mae Commercial Mortgage Trust, 144A, 7.00%, due 03/02/2011...........93,859
 10,000    Dillards, Inc., Debenture, 7.13%, due 08/01/2018...........................10,228
 20,000    Disney, Walt Company, MTN, 5.125%, due 12/15/2003..........................19,889
  7,000    Fairfax Financial Holdings, Ltd., 7.375%, due 04/15/2018....................6,778
  9,854    Federal Express Corporation, Pass-thru Certificate,
           7.65%, due 01/15/2014......................................................10,254
 10,000    Federal Mogul Corporation, 7.50%, due 07/01/2004...........................10,096
  5,000    Federal Mogul Corporation, 7.75%, due 07/01/2006............................5,077
  5,000    First Empire Capital Trust, Captial Securities, 8.234%, due 02/01/2027......5,527
 20,000    FrontierVision Operation Partnership, LP, 11.00%, due 10/15/2006...........22,125
 32,996    GGIB Funding Corporation, Secured Lease Obligation Bond,
           7.43%, due 01/15/2011......................................................34,295
 50,000    GS Escrow Corporation, 144A, 6.75%, due 08/01/2001.........................49,281
 35,000    GS Escrow Corporation, 144A, 7.125%, due 08/01/2005........................34,486
 10,000    Georgia Pacific Corporation, 9.50%, due 05/15/2022.........................11,270
  6,000    Georgia Pacific Corporation, Debenture, 7.25%, due 06/01/2028...............6,045
100,000    Goldman Sachs Group, LP, 144A, 5.90%, due 01/15/2003......................101,126
 30,000    Gulf Canada Resources Ltd., Debenture, 9.25%, due 01/15/2004...............30,740
 20,000    Healthsouth Corporation, Subordinated Convertible Debenture,
           3.25%, due 04/01/2003......................................................16,975
 58,000    Hearst Argyle Television, Inc., Debenture, 7.50%, due 11/15/2027...........60,515
  8,000    Tommy Hilfiger USA, Inc., 6.50%, due 06/01/2003.............................7,885
  6,000    Tommy Hilfiger USA, Inc., 6.85%, due 06/01/2008.............................5,779
 20,000    Husky Oil, Ltd., 144A, 8.90%, due 08/15/2028...............................20,648
  9,000    Illinois Power Supply, 5.26%, due 06/25/2003................................9,000
 45,000    Jones Apparel Group, Inc.,144A, 6.25%, due 10/01/2001......................44,783
  5,000    KCS Energy,  8.875%, due 01/15/2008.........................................3,500
  5,000    Lasmo USA, Inc., 6.75%, due 12/15/2007......................................5,033
 15,000    MBNA Capital 1, Capital Securities, Series A, 8.278%, due 12/01/2026.......15,389


                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
Principal                                                                              Value
Amount                                                                              (Note 2)
------                                                                              --------
CORPORATE BONDS AND NOTES (Continued)
$10,000    Marsh Supermarkets, Inc., 8.875%, due 08/01/2007..........................$10,450
 20,000    McDermott, Inc.,  9.375%, due 03/15/2002...................................20,810
  2,537    Midland Funding Corporation, Senior Secured Lease Bond,
           Series C, 10.33%, due 07/23/2002 ...........................................2,707
 10,000    NGC Corporation, 8.316%, due 06/01/2027....................................10,134
  5,000    Nabisco, Inc., 6.375%, due 02/01/2035.......................................4,841
 15,000    Natexis Ambs Company, 144A, 8.44%, due 12/29/2049..........................13,800
 10,000    News America Holdings, Inc., Debenture, 8.00%, due 10/17/2016..............11,015
 10,000    News America Holdings, Inc., 8.875%, due 04/26/2023........................12,122
 10,000    News America Holdings, Inc., 9.50%, due 07/15/2024.........................12,877
  5,000    Niagara Mohawk Power Corporation, 7.75%, due 05/15/2006.....................5,490
 10,000    Niagara Mohawk Power Corporation, 8.75%, due 04/01/2022....................10,905
  5,000    Niagara Mohawk Power Corporation, 8.50%, due 07/01/2023.....................5,327
 20,000    Nortek, Inc.,  9.25%, due 03/15/2007.......................................20,700
  3,915    Northeast Utilities, 8.58%, due 12/01/2006..................................4,181
 10,000    Northwest Airlines, Inc., 7.625%, due 03/15/2005............................9,480
  5,000    Northwest Airlines, Inc., 8.70%, due 03/15/2007.............................4,928
 75,000    Oryx Energy Company, 8.375%, due 07/15/2004................................80,182
 10,000    Outdoor Systems, Inc., 8.875%, due 06/15/2007..............................10,675
100,000    Owens Illinois, Inc., Senior Debenture, 7.80%, due 05/15/2018..............99,764
 50,000    Petroleum Geo Services, 144A, 6.25%, due 11/19/2003........................49,175
 15,000    Petroleum Geo Services, 7.125%, due 03/30/2028.............................14,016
 20,000    Protection One Alarm Monitor, Inc., 144A, 7.375%, due 08/15/2005...........20,117
 15,000    Qwest Communciations International,Inc.,144A, 7.50%,due 11/01/2008.........15,581
 10,000    Raytheon Company, Debenture, 144A, 6.40%, due 12/15/2008....................9,925
  5,000    Riggs Capital II, 8.875%, due 03/15/2027....................................5,259
 40,000    Saks, Inc., 8.25%, due 11/15/2008..........................................42,823
 50,000    Saks, Inc., 7.50%, due 12/01/2010..........................................49,997
 60,000    Salton Sea Funding Group Corporation, Senior Secured Bond,
           7.84%, due 05/30/2010......................................................68,969
 45,794    Seabrook 1, Secured Lease Obligation Bond, 7.83%, due 01/01/2019...........51,877
 35,000    Joseph E. Seagram & Sons, Inc., 6.40%, due 12/15/2003......................34,587
  6,000    Seagull Energy Corporation, 7.50%, due 09/15/2027...........................5,374
 10,000    Solutia, Inc., Debenture, 7.375%, due 10/15/2027............................9,803
 99,000    Sun, Inc., Debenture, 9.00%, due 11/01/2024...............................110,402
 15,000    TCI Communications Financing III
           9.65%, due 03/31/2027......................................................18,523
  5,000    TCI Communications, Inc., 8.00%, due 08/01/2005.............................5,629
 10,000    TCI Communications,Inc., 7.125%, due 02/15/2028............................10,898

                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
Principal                                                                              Value
Amount                                                                              (Note 2)
------                                                                              --------
CORPORATE BONDS AND NOTES (Continued)
$45,000    Tele-Communications, Inc., 7.875%, due 08/01/2013.........................$52,721
  5,000    Tennessee Gas Pipeline Company, Debenture, 7.00%, due 10/15/2028............5,102
 20,000    Tennessee Gas Pipeline Company, Debenture, 7.625%, due 04/01/2037..........21,994
  5,000    Texas Gas Transmission Corporation, 7.25%, due 07/15/2027...................5,127
 15,000    Texas Utilities Electric Company,  6.375%, due 01/01/2008..................14,740
 30,000    Time Warner, Inc., Pass-thru Asset Trust, 144A, 6.10%, due 12/30/2001......30,483
 10,000    Time Warner, Inc., 7.57%, due 02/01/2024...................................11,318
 15,000    Union Pacific Corporation, MTN, 6.34%, due 11/25/2003......................15,216
 10,000    US Timberlands Company, 9.625%, due 11/15/2007.............................10,125
 50,000    Viacom, Inc., 6.75%, due 01/15/2003........................................51,443
 13,000    Waterford 3 Funding Corporation, Secured Lease Collateral Bond
           8.09%, due 01/02/2017......................................................14,094
 10,000    Washington Mutual Capital I,
           8.375%, due 06/01/2027.....................................................10,968
  5,000    WorldCom, Inc., 7.55%, due 04/01/2004.......................................5,452
  5,000    WorldCom, Inc., 8.875%, due 01/15/2006......................................5,465
 35,000    Xerox Corporation, 144A, 0.57%, due 04/21/2018.............................21,656
 26,000    Xerox Corporation, 0.57%, due 04/21/2018...................................16,088
                                                                                     -------
                   Total Corporate Bonds and Notes (Cost $2,432,670).............. 2,439,077
                                                                                   ---------
TREASURY OBLIGATIONS - 9.42%
           U.S. Treasury Bonds - 4.72%
100,000    6.375%, due 08/15/2027....................................................114,937
 71,000    6.125%, due 11/15/2027.....................................................79,475
353,000    5.25%, due 11/15/2028.....................................................361,384
                                                                                    --------
                                                                                     555,796
                                                                                     -------

           U.S. Treasury Notes - 4.70%
150,000    5.75%, due 11/15/2000.....................................................152,906
 60,000    6.625%, due 03/31/2002.....................................................63,422
232,000    6.25%, due 08/31/2002.....................................................243,853
 25,000    7.875%, due 11/15/2004.....................................................28,965
 35,000    5.875%, due 11/15/2005.....................................................37,335
 15,000    6.50%, due 10/15/2006......................................................16,638
 10,000    4.75%, due 11/15/2008......................................................10,078
                                                                                     -------
                                                                                     553,197
                                                                                     -------
                   Total Treasury Obligations (Cost $1,091,960)....................1,108,993
                                                                                  ----------




                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
Principal                                                                              Value
Amount                                                                              (Note 2)
------                                                                              --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.35%
           Government National Mortgage Association (GNMA) - 4.28%
 $7,301    REMIC, 8.00%, due 06/20/2025...............................................$7,492
 71,231    Pool #377615, 7.50%, due 09/15/2025........................................73,434
 49,628    Pool #410122, 7.50%, due 10/15/2025........................................51,163
 59,883    Pool #432725, 8.00%, due 07/15/2026........................................62,241
 31,718    Pool #247754, 7.50%, due 11/15/2026........................................32,699
 34,059    Pool #780546, 7.50%, due 04/15/2027........................................35,112
 27,502    Pool #453937, 7.50%, due 08/15/2027........................................28,353
 24,831    Pool #455301, 7.50%, due 09/15/2027........................................25,599
 26,064    Pool #469399, 7.00%, due 03/15/2028........................................26,667
 40,002    Pool #467737, 7.00%, due 04/15/2028........................................40,926
 37,168    Pool #480352, 7.00%, due 07/15/2028........................................38,027
 80,800    Pool #495777, 6.50%, due 12/15/2028........................................81,608
                                                                                     -------
           Total GNMA (Cost $494,437)................................................503,321
                                                                                    --------
           Federal National Mortgage Association (FNMA) - 2.07%
 15,000    4.75%, due 11/14/2003......................................................14,808
148,501    Pool #448669, 6.00%, due 12/01/2013.......................................148,872
 39,854    Pool #326868, 6.50%, due 10/01/2025........................................40,128
 39,601    Pool #446373, 6.50%, due 11/01/2028........................................39,860
                                                                                     -------
           Total FNMA (Cost $243,223)................................................243,668
                                                                                    --------
           Total U.S. Government Agency Obligations (Cost $737,660)................. 746,989
                                                                                     -------
EUROBONDS - 0.80%
 17,000    Bayerische Landesbank, (Germany), 5.875%, due 12/01/2008...................17,381
 15,000    Columbia, Republic, (Columbia), 12.243%, due 08/13/2005....................13,725
  4,000    Corporacion Andina De Fomento, (Venezuela), 7.10%, due 02/01/2003.......... 3,881
  8,000    Deutsche Fianance NV, (Netherlands), 144A,0.00%, due 02/12/2017.............4,730
  5,000    Empresa Nacional De Electric, (Chile), 7.325%, due 02/01/2037...............4,407
 10,000    Hidroelectrica Arcura, (Argentina), 144A, 8.375%, due 03/15/1999............9,750
 40,000    UPM Kymmene Corporation, (Finland), 7.45%, due 11/26/2027..................40,033
                                                                                     -------
           Total Eurobonds (Cost $94,696).............................................93,907
                                                                                     -------
SHORT-TERM OBLIGATIONS - 6.84%
           Repurchase Agreement - 6.84%
805,000    Repurchase Agreement with State Street Bank & Trust
           Company, dated 12/31/98 at 4.00%, due 01/04/99,
           maturity value $805,358 (collateralized by U.S. Treasury
           Bond, 10.625%, due 08/15/15, par value $505,000;
           market value $817,416) (Cost $805,000)....................................805,000
                                                                                    --------


                                               See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                      MFS Total Return Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
           Investment Company - 0.00%
    135    Seven Seas Money Market Fund (Cost $135).....................................$135
                                                                                        ----
           Total Short-Term Obligations (Cost $805,135)..............................805,135
                                                                                    --------
TOTAL INVESTMENTS (COST $11,153,073*)            100.08%                         $11,775,179
OTHER ASSETS AND LIABILITIES..............        (0.08)                              (9,590)
                                                  -----                               ------
NET ASSETS.................................      100.00%                         $11,765,589
                                                 ======                          ===========

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                   Unrealized
Buy/                               Settlement             Contracts           In Exchange         Appreciation
Sell            Currency             Date                  at Value           for U.S. $         (Depreciation)
----            --------             ----                  --------           ----------         --------------
Buy                DEM             03/15/99                  $649                $642                   (7)
Sell               DEM             03/15/99                  $641                $641                    0

* Aggregate cost for Federal tax purposes is $11,160,051 (Note 5)
+ Non-income producing security
144A after the name of a security represents those securities exempt under registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities amounted to $646,831 or 5.50% of net assets.


                    -----------------------------------------------------------------
                                            GLOSSARY OF TERMS

                                    ADR  American Depository Receipt
                                    DEM  German Deutsche Mark
                                    MTN  Medium Term Note
                                  REMIC  Real Estate Mortgage Investment Conduit


                    ------------------ ----------------------------------------------

                                               See Notes to Financial Statements


                                                The LPT Variable Insurance Series Trust
                                                 Berkeley U.S. Quality Bond Portfolio
                                                        Schedule of Investments
                                                           December 31, 1998
Principal                                                                              Value
Amount                                                                              (Note 2)
------                                                                              --------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 64.32%
            Federal National Mortgage Association (FNMA) - 34.81%
$100,000    MTN, 6.70%, due 05/06/2002 .............................................$104,656
 100,000    REMIC, 6.74%, due 08/25/2007.............................................105,641
   2,176    Pool #100090, 14.50%, due 11/01/2014.......................................2,632
   5,470    Pool #303791, 12.50%, due 08/01/2015...................................... 6,273
   7,461    Pool #100089, 13.00%, due 11/01/2015.......................................8,897
   4,843    Pool #303792, 11.50%, due 09/01/2019.......................................5,415
  25,000    REMIC, 5.00%, due 12/25/2021..............................................23,992
  53,000    REMIC, 5.00%, due 04/25/2022..............................................50,979
  15,000    REMIC, 7.00%, due 11/25/2022..............................................15,614
  15,000    REMIC, 5.00%, due 04/25/2024..............................................14,119
 184,293    Pool #250845, 6.50%, due 11/01/2026......................................185,559
  84,431    Pool #396818, 6.50%, due 08/01/2027.......................................84,985
  78,272    Pool #331325, 7.00%, due 11/01/2027.......................................79,862
                                                                                     -------
            Total FNMA (Cost $669,390) ..............................................688,624
                                                                                    --------
            Federal Home Loan Mortgage Corporation (FHLMC) - 11.34%
  50,000    Debenture, 6.745%, due 08/01/2001.........................................52,138
  20,940    Pool #251137, 11.75%, due 08/01/2014......................................23,595
  20,000    Series G020, 5.50%, due 05/25/2022........................................19,312
  75,000    Series 1737, Class H, 11.75%, due 01/15/2023..............................76,172
  53,000    Series 2068, Class A, 6.50%, due 03/15/2026...............................53,066
                                                                                     -------
            Total FHLMC (Cost $221,834)..............................................224,283
                              --------                                              --------
            Student Loan Marketing Association (SLMA) - 6.56%
 125,000    7.20%, due 11/09/2000 (Cost $126,859)....................................129,765
                                                                                    --------
            Federal Home Loan Bank (FHLB) - 6.40%
 125,000    5.89%, due 07/24/2000 (Cost $124,549)....................................126,680
                                                                                    --------
            Federal Farm Credit Bank (FFCB) - 5.21%
 100,000    5.85%, due 06/10/2005 (Cost $100,151)....................................103,125
                                                                                    --------
            Total U.S. Government Agency Obligations
            (Cost $1,242,783)......................................................1,272,477
                                                                                  ----------
 CORPORATE BONDS AND NOTES - 20.69%
  35,000    Ford Capital Corporation, 9.875%, due 05/15/2002..........................39,537
  50,000    Gap, Inc., 6.90%, due 09/15/2007..........................................54,962
  50,000    Merrill Lynch & Company, Inc., 7.375%, due 05/15/2006.....................54,628
  75,000    Nationsbank Corporation, 6.125%, due 07/15/2004...........................76,730
  25,000    Occidental Petroleum Corporation, 9.25%, due 08/01/2001...................28,704
  25,000    Salomon, Inc., 6.875%, due 06/15/2005.....................................26,050


                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                 Berkeley U.S. Quality Bond Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
Principal                                                                              Value
Amount                                                                              (Note 2)
------                                                                              --------
CORPORATE BONDS AND NOTES - (Continued)
 $75,000    Sprint Capital Corporation, 6.125%, due 11/15/2008.......................$76,733
  50,000    Worldcom, Inc., 6.40%, due 08/15/2005.....................................51,966
                                                                                     -------
            Total Corporate Bonds and Notes (Cost $402,766)..........................409,310
                                                                                    --------
U.S. TREASURY BOND  - 8.97%
 150,000    6.625%, due 02/15/2027 (Cost $144,921)...................................177,421
                                                                                    --------

SHORT-TERM OBLIGATIONS - 9.60%
 190,000    Repurchase Agreement with State Street
            Bank and Trust Company, dated 12/31/98 at
            4.00%, due 01/04/99, maturity value $190,084
            (collateralized by U.S. Treasury Bond,
            10.625%, due 08/15/15, par value $120,000;
            market value $194,238) (Cost $190,000)...................................190,000
                                                                                    --------


TOTAL INVESTMENTS (COST $1,980,470*).................      103.58%                 2,049,208
OTHER ASSETS AND LIABILITIES (NET)...................       (3.58)                   (70,761)
                                                            -----                    -------
NET ASSETS...........................................      100.00%                $1,978,447
                                                           ======                 ==========

*     Aggregate cost for Federal tax purposes (Note 5)



                                               See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                    Berkeley Money Market Portfolio
                                                        Schedule of Investments
                                                           December 31, 1998

Principal                                                                              Value
Amount                                                                              (Note 2)
------                                                                              --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 88.89%
             Federal Farm Credit Bank (FFCB) - 26.81%
$150,000     5.08%, due 01/05/1999+.................................................$149,915
 200,000     5.03%, due 01/12/1999+..................................................199,693
                                                                                    --------
             Total FFCB (Cost $349,608) .............................................349,608
                                                                                    --------
             Federal Home Loan Bank (FHLB) - 16.25%
 100,000     5.08%, due 01/04/1999+...................................................99,958
 112,000     5.10%, due 01/06/1999+..................................................111,921
                                                                                    --------
             Total FFLB (Cost $211,879)..............................................211,879
                                                                                    --------
             Federal Home Loan Mortgage Corporation (FHLMC) - 15.31%
 100,000     5.10%, due 01/04/1999+...................................................99,957
  50,000     5.10%, due 01/08/1999+...................................................49,950
  50,000     5.08%, due 01/29/1999+...................................................49,802
                                                                                     -------
                     Total FHLMC (Cost $199,709).................................... 199,709
                                                                                     -------
             Tennessee Valley Authority (TVA) - 15.30%
 100,000     5.08%, due 01/04/1999+...................................................99,958
 100,000     5.05%, due 01/27/1999+...................................................99,635
                                                                                     -------
             Total TVA (Cost $199,593)...............................................199,593
                                                                                    --------
             Federal National Mortgage Association (FNMA) - 15.22%
  50,000     5.08%, due 01/08/1999+...................................................49,951
  70,000     4.72%, due 01/19/1999+...................................................69,835
  79,000     5.08%, due 01/26/1999+...................................................78,721
                                                                                     -------
             Total FNMA (Cost $198,507)..............................................198,507
                                                                                    --------
             Total U.S. Government Agency Obligations
                     (Cost $1,159,296) ............................................1,159,296
                                                                                  ----------


REPURCHASE AGREEMENT  12.19%
 159,000     Repurchase Agreement with State Street Bank & Trust
             Company, dated 12/31/98 at 4.00%, due 01/04/99,
             maturity value $159,071 (collateralized by U.S. Treasury
             Bond, 10.625%, due 08/15/15, par value $100,000;
             market value $161,864) (Cost $159,000)..................................159,000
                                                                                    --------
TOTAL INVESTMENTS (COST $1,318,296*).................       101.08%                1,318,296
OTHER ASSETS AND LIABILITIES (NET)...................        (1.08)                  (14,121)
                                                             -----                   -------
NET ASSETS ..........................................       100.00%               $1,304,175


* Aggregate cost for Federal tax purposes
+ Rate represents annualized yield at date of purchase

                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                        Strong Growth Portfolio
                                                        Schedule of Investments
                                                           December 31, 1998
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - 97.88%
           Consumer Discretionary - 23.87%
  600      Abercrombie & Fitch Company  +............................................$42,450
1,700      Bed Bath & Beyond, Inc.    +...............................................58,012
  800      Best Buy Company, Inc.   +.................................................49,100
1,000      Carnival Corporation.......................................................48,000
2,200      CVS Corporation...........................................................121,000
2,400      Dollar Tree Stores, Inc. +................................................104,850
  600      Gap, Inc...................................................................33,750
1,000      Hain Food Group, Inc.    +.................................................25,000
2,000      Home Depot, Inc...........................................................122,375
3,500      Kohl's Corporation +......................................................215,031
  300      Kroger Company   +.........................................................18,150
3,300      Lowes Companies, Inc......................................................168,919
  800      Meyer, Fred, Inc. +....................................................... 48,200
1,400      99 Cents Only Stores +.....................................................68,775
1,000      Office Depot, Inc. +.......................................................36,937
2,200      Safeway, Inc. +...........................................................134,062
2,200      Staples, Inc. +............................................................96,112
  700      Starbucks Corporation   +..................................................39,287
1,400      Wal-Mart Stores, Inc. ....................................................114,013
1,600      Walgreen Company...........................................................93,700
                                                                                     -------
                                                                                   1,637,723
                                                                                   ---------
           Drugs & Health Care - 12.24%
1,100     Allergan, Inc.............................................................. 71,225
  700     Alza Corporation      +.....................................................36,575
  500     Biogen, Inc.     +..........................................................41,500
1,900     Forest Laboratories, Inc.        + ........................................101,056
  500     Genzyme Corporation    +....................................................24,875
1,000     Idexx Laboratories, Inc.     +..............................................26,906
  400     International Network Services     +........................................26,600
1,000     McKesson Corporation........................................................79,062
1,100     Medtronic, Inc..............................................................81,675
  700     Pfizer, Inc.................................................................87,806
1,200     PSS World Medical, Inc. +...................................................27,600
  900     Schering-Plough Corporation.................................................49,725
  500     Sepracor, Inc.    +.........................................................44,062
2,400     Sybron International Corporation   +........................................65,250
1,200     Watson Pharmaceuticals, Inc.     +..........................................75,450
-----                                                                                -------
                                                                                     839,367
                                                                                     -------

                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                        Strong Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
          Software - 10.48%
  400     Advantage Learning Systems, Inc.  +........................................$26,300
1,200     Aware, Inc.  +..............................................................32,625
  700     Compuware Corporation  +....................................................54,688
  400     Inktomi Corporation  +......................................................51,750
1,400     Legato Systems, Inc.  +.....................................................92,312
1,600     Microsoft Corporation  +...................................................221,900
  800     Oracle Corporation  +.......................................................34,500
  600     Siebel Systems, Inc.   +....................................................20,362
1,100     Solectron Corporation    +.................................................102,231
  700     Synopsys, Inc.    +.........................................................37,975
1,200     Visio Corporation    +......................................................43,875
                                                                                     -------
                                                                                     718,518
                                                                                     -------
         Communications - 10.19%
   900   American Online, Inc........................................................144,000
   700   At Home Corporation     +....................................................51,975
   700   Broadcom Corporation    +....................................................84,525
 1,200   Clear Channel Communication, Inc.    +.......................................65,400
   400   Equant NV, NY Shares     +...................................................27,125
   600   Jacor Communications, Inc.   +...............................................38,625
 3,000   MCI WorldCom, Inc. .........................................................215,250
   500   Qwest Communications International, Inc.    +............................... 25,000
   200   Yahoo, Inc.     +............................................................47,388
                                                                                     -------
                                                                                     699,288
                                                                                     -------
         Computers & Business Equipment - 9.17%
   200   CDW Computer Centers, Inc.  +................................................19,188
   500   CSG Systems International, Inc.  +...........................................39,500
 2,100   Cisco Systems, Inc. +...................................................... 194,906
 1,200   Dell Computer Corporation   +................................................87,825
 1,400   EMC Corporation   ..........................................................119,000
 1,400   Global Imaging Systems, Inc.  +..............................................33,950
 2,000   Network Appliance, Inc.   +..................................................90,000
 1,000   3Com Corporation   +.........................................................44,813
                                                                                     -------
                                                                                     629,182
                                                                                     -------

         Electronics - 9.04%
   900   Altera Corporation    +......................................................54,788
   800   Comverse Technology, Inc.    +...............................................56,800
   400   Gemstar International Group, Ltd.    +.......................................22,900


                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                        Strong Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998

                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - (Continued)
         Electronics - (Continued)
 1,100   Intel Corporation..........................................................$130,419
   300   Lucent Technologies, Inc.....................................................33,000
   700   Perkin Elmer Corporation.....................................................68,294
   400   Rambus, Inc.     +...........................................................38,500
   900   Tellabs, Inc. +..............................................................61,706
 1,000   Teradyne, Inc.  +............................................................42,375
   600   Transwitch Corporation  +....................................................23,363
   700   Uniphase Corporation  +......................................................48,563
   600   Xilinx, Inc. +...............................................................39,075
                                                                                     -------
                                                                                     619,783
                                                                                     -------
         Business Services - 6.83%
   900   Fiserv, Inc.    +............................................................46,294
   300   Lamar Advertising Company, Class A   +.......................................11,175
   600   Lason Holdings, Inc.    +....................................................34,913
   600   The Metzler Group, Inc.    +.................................................29,212
 3,500   Outdoor Systems, Inc. +.....................................................105,000
   800   Paychex, Inc. ...............................................................41,150
   800   Profit Recovery Group International, Inc.     +..............................29,950
 1,700   Reynolds & Reynolds Company ................................................ 38,994
   700   Robert Half International, Inc. +............................................31,281
 1,900   Romac International, Inc. +..................................................42,275
 1,900   Sykes Enterprises, Inc.    +.................................................57,950
                                                                                     -------
                                                                                     468,194
                                                                                     -------
         Financial Services - 6.36%
   900   Concord EFS, Inc.............................................................38,138
 1,400   Federal Home Loan Mortgage Corporation.......................................90,213
 1,100   Fifth Third Bancorp..........................................................78,444
   900   First Tennessee National Corporation.........................................34,256
 1,000   Northern Trust Corporation...................................................87,312
 1,200   Charles Schwab Corporation...................................................67,425
   500   SunAmerica, Inc..............................................................40,563
                                                                                     -------
                                                                                     436,351
                                                                                     -------
         Broadcasting & Publishing - 5.06%
   900   Ascend Communications, Inc.    +.............................................59,175
   400   Chancellor Media Corporation  +..............................................19,150
   800   Comcast Corporation..........................................................46,950
 2,000   Infinity Broadcasting Corporation ...........................................54,750

                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                        Strong Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998

                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCK - (Continued)
         Broadcasting & Publishing - (Continued)
 1,200   Tele-Communications, Inc. +.................................................$55,275
 1,800   Time Warner, Inc............................................................111,713
                                                                                    --------
                                                                                     347,013
                                                                                     -------

         Capital Goods - 1.58%
 1,000   American Power Conversion Corporation +......................................48,438
   300   Jabil Circuit, Inc.  +.......................................................22,387
   500   Tyco International, Ltd......................................................37,719
                                                                                     -------
                                                                                     108,544
                                                                                     -------
         Consumer Non-Durables - 1.28%
 1,000   American Eagle Outfitters, Inc. +............................................66,625
   300   Cintas Corporation...........................................................21,131
                                                                                     -------
                                                                                      87,756
                                                                                      ------
         Basic Industry - 0.89%
   700   Waters Corporation +.........................................................61,075
                                                                                     -------
         Utilities - 0.74%
   900   Montana Power Company........................................................50,906
                                                                                     -------
         Transportation - 0.15%
   400   Midwest Express Holdings, Inc. +.............................................10,525
                                                                                     -------
         Total Common Stocks (Cost $5,224,934).....................................6,714,225
                                                                                  ----------

Principal
Amount
------
REPURCHASE AGREEMENT - 6.11%
$419,000     Repurchase Agreement with State Street
             Bank and Trust Company, dated 12/31/98 at
             4.00%, due 01/04/99, maturity value $419,186
             (collateralized by U.S. Treasury Bond, 10.625%, due
             08/15/15, par value $265,000; market value $428,942)
             (Cost $419,000) .........................................................419,000
                   --------                                                          --------

TOTAL INVESTMENTS (COST $5,643,934*).................         103.99%               7,133,225
OTHER ASSETS AND LIABILITIES (NET)...................          (3.99)                (273,391)
                                                               -----                 --------
NET ASSETS...........................................         100.00%              $6,859,834
                                                              ======               ==========

*  Aggregate cost for Federal tax purposes is $5,723,771 (Note 5)
+  Non-income producing security

                    -----------------------------------------------------------------
                                           GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                    ------------------ ----------------------------------------------

                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                            Robertson Stephens Diversified Growth Portfolio
                                                        Schedule of Investments
                                                              December 31, 1998
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCKS - 95.17%
         Software - 17.54%
 4,500   Acclaim Entertainment, Inc.    +............................................$55,125
 1,500   Check Point Software Technologies, Ltd.    +.................................68,719
 1,000   Complete Business Solutions, Inc.    +.......................................33,875
 5,000   Digital Courier Technologies, Inc.    +......................................35,625
12,500   DSET Corporation    ........................................................129,687
 2,500   Hyperion Solutions Corporation    +..........................................45,000
 3,000   IMRglobal Corporation   +....................................................88,312
25,000   Information Advantage, Inc.    +............................................189,062
 6,000   Inso Corporation    +.......................................................150,000
 7,500   JDA Software Group, Inc.    +................................................72,656
 7,000   Novell, Inc.    +...........................................................126,875
 8,000   System Software Associates, Inc. +...........................................56,250
 6,600   Viasoft, Inc. +..............................................................46,200
                                                                                     -------
                                                                                   1,097,386
                                                                                   ---------
         Computers & Business Equipment - 11.73%
   950   CSG Systems International, Inc.   +..........................................75,050
 5,500   Condor Technology Solutions, Inc.    +.......................................55,000
 5,500   Digi International, Inc.    +................................................61,187
 2,000   Egghead.Com, Inc. +..........................................................41,625
 6,500   Fore Systems, Inc.    +.....................................................119,031
 3,000   Micron Electronics, Inc.   +.................................................51,937
 2,000   Seagate Technology, Inc.    +................................................60,500
 4,000   Secure Computing Corporation    +............................................76,250
   750   Sun Microsystems, Inc.    +..................................................64,219
 2,000   3Com Corporation +...........................................................89,625
 1,500   USWeb Corporation    +.......................................................39,562
                                                                                     -------
                                                                                     733,986
                                                                                     -------

         Communications - 9.67%
 6,000   CapRock Communications Corporation   +.......................................40,125
10,000   CellNet Data Systems, Inc.    +..............................................50,000
 8,000   Commscope, Inc.    +........................................................134,500
 5,000   FaxSav, Inc.    +............................................................30,938
22,500   Metrocall, Inc.    +.........................................................98,438
12,500   Pagemart Wireless, Inc.    +.................................................69,531
 3,000   SkyTel Communications, Inc.    +.............................................66,375
12,000   Startec Global Communications Corporation    +..............................115,500
------                                                                              --------
                                                                                     605,407
                                                                                     -------

                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                            Robertson Stephens Diversified Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCK (Continued)
         Consumer Discretionary - 9.41%
 3,500   Chicos Fashions, Inc.    +..................................................$81,813
 5,000   Global Vacation Group, Inc.    +.............................................43,125
 4,000   Hollywood Entertainment Corporation   +.....................................109,000
12,500   Kushner-Locke Company   +....................................................92,969
15,000   Paul Harris Stores, Inc.    +...............................................121,875
 6,000   Petsmart, Inc.    +..........................................................66,000
 7,000   Prime Hospitality Corporation   +............................................73,937
                                                                                     -------
                                                                                     588,719
                                                                                     -------
         Broadcasting & Publishing - 8.32%
 2,500   Adelphia Communications Corporation   +.....................................114,375
 2,000   Comcast Corporation   ......................................................117,375
 3,500   MediaOne Group, Inc.    +...................................................164,500
 1,500   Tele-Communications, Inc., Series A   +......................................69,094
 3,500   Ziff-Davis, Inc.   +.........................................................55,344
                                                                                     -------
                                                                                     520,688
                                                                                     -------
         Electronics - 7.92%
 6,000   Adaptec, Inc. +.............................................................105,375
 1,000   Alliant Techsystems, Inc. +..................................................82,438
 1,200   Conexant Systems, Inc.   +...................................................21,363
 3,000   Electronics for Imaging, Inc.    +..........................................120,562
 3,000   Newbridge Networks Corporation   +...........................................91,125
 4,000   Powerwave Technologies, Inc.   +.............................................74,500
                                                                                     -------
                                                                                     495,363
                                                                                     -------
         Drugs & Health Care - 7.44%
 2,500   Alkermes, Inc.   +...........................................................55,469
 3,000   Alternative Living Services, Inc.   +.......................................102,750
11,000   Balanced Care Corporation   +................................................88,000
 9,000   Endocardial Solutions, Inc.    +.............................................90,000
 5,000   Millennium Pharmaceuticals, Inc.+...........................................129,375
    22   Pharmerica, Inc.    +...........................................................132
                                                                                        ----
                                                                                     465,726
                                                                                     -------
         Business Services - 6.85%
 5,000   Cendant Corporation   +......................................................95,312
 3,000   National Data Corporation...................................................146,063
17,500   National Media Corporation    +.............................................187,031
                                                                                    --------
                                                                                     428,406
                                                                                     -------

                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                            Robertson Stephens Diversified Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998

                                                                                       Value
Shares                                                                              (Note 2)
------                                                                              --------
COMMON STOCK (Continued)
         Financial Services - 5.81%
 7,500   American Bank Note Holographic, Inc.    +..................................$131,250
12,000   Amresco, Inc.   +...........................................................105,000
 8,000   Franchise Mortgage Acceptance Company    +...................................62,000
10,000   Friedman, Billings, Ramsey Group, Inc.   +...................................65,000
                                                                                     -------
                                                                                     363,250
                                                                                     -------

         Transportation - 2.74%
15,000   Simon Transportation Services, Inc.   +......................................87,187
45,000   U Ship, Inc.   +.............................................................84,375
                                                                                     -------
                                                                                     171,562
                                                                                     -------
         Investment Companies - 2.04%
 6,500   Webs Hong Kong Index Fund, Inc...............................................60,938
 6,500   Webs Japan Index Fund, Inc...................................................66,625
                                                                                     -------
                                                                                     127,563
                                                                                     -------
         Consumer Non-Durables - 1.36%
 4,500   Discreet Logic, Inc.   +.....................................................84,938
                                                                                     -------
         Real Estate - 1.25%
 4,000   Brookdale Living Communities, Inc.   +.......................................78,000
                                                                                     -------
         Energy - 1.18%
75,000   Bonus Resource Services Corporation (Canada)   +.............................73,602
                                                                                     -------
         Consumer Staples - 0.97%
 6,000   Omega Protein Corporation   +................................................60,750
                                                                                     -------
         Consumer Durable - 0.94%
35,000   Krauses Furniture, Inc.    +.................................................59,063
                                                                                     -------
         Total Common Stocks (Cost $5,170,302).....................................5,954,409
                                                                                  ----------

Principal
Amount
------
CORPORATE NOTES - 1.37%
$50,000  Sabratek Corporation, Convertible Note,
         6.00%, due 04/15/2005........................................................33,000
 75,000  System Software Associates, Inc., Subordinate Convertible Note,
         7.00%, due 09/15/2002........................................................52,969
                                                                                     -------
         Total Corporate Notes (Cost $81,916).........................................85,969
                                                                                     -------




                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                            Robertson Stephens Diversified Growth Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998

                                                                                         Value
                                                                                       (Note 2)
                                                                                       --------

TOTAL INVESTMENTS (COST $5,252,218*).................       96.54%                    6,040,378
OTHER ASSETS AND LIABILITIES (NET)...................        3.46                       216,489
                                                             ----                       -------
NET ASSETS      .....................................      100.00%                   $6,256,867
                                                           ======                    ==========

* Aggregate cost for Federal tax purposes is $5,307,324 (Note 5)
+ Non-income producing security


                                          See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                 Lexington Corporate Leaders Portfolio
                                                        Schedule of Investments
                                                           December 31, 1998
                                                                                        Value
Shares                                                                                (Note 2)
------                                                                                --------

COMMON STOCKS - 99.66%
           Consumer Discretionary - 19.26%
 3,125     Coca Cola Company..........................................................$208,984
 3,125     Eastman Kodak Company.......................................................225,000
 3,125     Fortune Brands, Inc..........................................................98,828
 3,125     McDonalds Corporation.......................................................239,453
 3,125     Philip Morris Companies, Inc................................................167,188
 3,125     Procter & Gamble Company....................................................285,352
 3,125     Wal-Mart Stores, Inc........................................................254,492
 3,125     Walt Disney Company..........................................................93,750
                                                                                       -------
                                                                                     1,573,047
                                                                                     ---------
           Energy - 15.27%
 3,125     Chevron Corporation.........................................................259,180
 3,125     Exxon Corporation...........................................................228,516
 3,125     Mobil Corporation...........................................................272,266
 3,125     Royal Dutch Petroleum Company, NY Shares....................................149,609
 3,125     Schlumberger, Ltd...........................................................144,141
 3,125     Texaco, Inc.................................................................165,234
 3,125     Union Pacific Resource Group, Inc............................................28,320
                                                                                       -------
                                                                                     1,247,266
                                                                                     ---------
           Financial Services - 9.83%
 3,125     American Express Company....................................................319,531
 3,125     Citigroup, Inc..............................................................154,688
 3,125     J.P. Morgan & Company, Inc..................................................328,320
                                                                                      --------
                                                                                       802,539
                                                                                       -------
           Drugs & Health Care - 8.86%
 3,125     Johnson & Johnson...........................................................262,109
 3,125     Merck & Company, Inc........................................................461,523
                                                                                      --------
                                                                                       723,632
                                                                                       -------
           Materials & Processing - 8.54%
 3,125     Alcoa, Inc..................................................................233,008
 3,125     Bethlehem Steel Corporation +................................................26,172
 3,125     DuPont (E.I.) DeNemours & Company...........................................165,820
 3,125     International Paper Company.................................................140,039
 3,125     Union Carbide Corporation...................................................132,813
                                                                                      --------
                                                                                       697,852
                                                                                       -------



                                              See Notes to Financial Statements


                                                The LPT Variable Insurance Series Trust
                                                 Lexington Corporate Leaders Portfolio
                                                  Schedule of Investments (Continued)
                                                           December 31, 1998
                                                                                         Value
Shares                                                                                (Note 2)
------                                                                                --------
COMMON STOCKS - (Continued)
           Utilities - 8.54%
 3,125     Ameren Corporation.........................................................$133,398
 3,125     Consolidated Edison Company of New York.....................................165,234
 3,125     Duke Energy Company.........................................................200,195
 3,125     Houston Industries, Inc.....................................................100,391
 3,125     PG&E Corporation.............................................................98,438
                                                                                       -------
                                                                                       697,656
                                                                                       -------
           Autos & Transportation - 7.68%
 3,125     Burlington Northern Santa Fe Corporation....................................105,469
 3,125     General Motors Corporation..................................................223,633
 3,125     Goodyear Tire and Rubber Company............................................157,617
 3,125     Union Pacific Corporation...................................................140,820
                                                                                      --------
                                                                                       627,539
                                                                                       -------
           Electronics - 6.55%
 3,125     Lucent Technologies, Inc.  .................................................343,750
 3,125     Motorola, Inc...............................................................190,820
                                                                                      --------
                                                                                       534,570
                                                                                       -------
           Producer Durables - 5.66%
 3,125     Caterpillar, Inc............................................................143,750
 3,125     General Electric Company....................................................318,945
                                                                                      --------
                                                                                       462,695
                                                                                       -------
           Aerospace - 2.94%
 3,125     Allied Signal, Inc..........................................................138,477
 3,125     Boeing Company..............................................................101,953
                                                                                      --------
                                                                                       240,430
                                                                                       -------
           Communications - 2.88%
 3,125     AT&T Corporation............................................................235,156
                                                                                      --------
           Computers & Business Equipment - 2.61%
 3,125     Hewlett Packard Company.....................................................213,477
                                                                                      --------
           Consumer Staples - 1.04%
 3,125     Gallaher Group PLC, ADR......................................................84,961
                                                                                       -------
           Total Common Stocks (Cost $7,326,277).................................... 8,140,820
                                                                                     ---------

INVESTMENT COMPANY - 0.88 %
72,000     Seven Seas Money Market Fund (Cost $72,000)..................................72,000
                                                                                       -------


                                              See Notes to Financial Statements

                                                The LPT Variable Insurance Series Trust
                                                 Lexington Corporate Leaders Portfolio
                                                        Schedule of Investments
                                                           December 31, 1998

                                                                                        Value
                                                                                      (Note 2)
                                                                                      --------
TOTAL INVESTMENTS (COST $7,398,277*).................      100.54%                  $8,212,820
OTHER ASSETS AND LIABILITIES.........................       (0.54)                     (44,079)
                                                            -----                      -------
NET ASSETS...........................................      100.00%                  $8,168,741
                                                           ======                   ==========

* Aggregate cost for Federal tax purposes is $7,399,191 (Note 5)
+  Non-income producing security

                    -----------------------------------------------------------------
                                           GLOSSARY OF TERMS

                                   ADR     American Depository Receipt


                    -----------------------------------------------------------------

                                             See Notes to Financial Statements


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

1.     Organization and Business

The LPT Variable Insurance Series Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 23, 1995, and is a business entity commonly known as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end series management investment company. The trust offers seven managed investment portfolios (the "Portfolios") to the public only through certain variable annuity contracts offered by London Pacific Life and Annuity Company ("London Pacific"): the Berkeley Money Market Portfolio (the "Money Portfolio"); the Berkeley U.S. Quality Bond Portfolio (the "Bond Portfolio"); and the Harris Associates Value, MFS Total Return, Strong Growth, Robertson Stephens Diversified Growth, and Lexington Corporate Leaders Portfolios (the "Equity Portfolios"). Prior to November 3, 1997, the Berkeley Money Market Portfolio was known as the Salomon Money Market Portfolio and the Berkeley U.S. Quality Bond Portfolio was known as the Salomon U.S. Quality Bond Portfolio. Prior to May 1, 1997, the Harris Associates Value Portfolio was known as the MAS Value Portfolio and the Robertson Stephens Diversified Growth Portfolio was known as the Berkeley Smaller Companies Portfolio. Prior to November 3, 1997, Salomon Brothers Asset Management Inc. served as sub-advisor to the Berkeley Money Market Portfolio and Berkeley U.S. Quality Bond Portfolio. Prior to May 1, 1997, Miller, Anderson & Sherrerd, LLP served as sub-advisor to the Harris Associates Value Portfolio and Berkeley Capital Management served as sub-advisor to the Robertson Stephens Diversified Growth Portfolio.


2.     Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded, or, if there were no sales during the day, at the closing bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business on each day. Short-term investments that mature in 60 days or less are valued at amortized cost which approximates market value. Long-term debt securities are valued using information furnished by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are stated at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Portfolio are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium.







                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

2.     Significant Accounting Policies (continued)

Repurchase Agreements: Each Portfolio may engage in Repurchase Agreement transactions. Under the terms of a typical Repurchase Agreement, the Portfolio through its custodian takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Each Portfolio may enter into Repurchase Agreements only with banks or dealers which, in the opinion of each Portfolio's Sub-advisor, based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy.

Option Contracts: All Portfolios, except the Money Portfolio, may purchase and/or write put and call options on Portfolio securities or foreign currencies. The Portfolios may use options contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other Portfolio investments.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit or incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market, or, for over-the-counter options, because of a counter party's inabilty to perform.

Short Sales: The Robertson Stephens Diversified Growth Portfolio may seek to hedge investments or realize additional gains through short sales. When the sub-advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. All short sales must be fully collateralized and marked to market daily. There were no open positions in short sales at December 31, 1998.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. Dollars. Investment valuations, other assets and liabilities initially expressed as foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Contracts: All Portfolios, except the Money Portfolio, may enter into forward foreign currency contracts, whereby the Portfolios agree to buy and sell sell a specific currency at a specific price at a future date in an attempt to attempt to hedge against fluctuations in the value of the underlying currency of certain investment instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

2.     Significant Accounting Policies (continued)

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued, and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared daily and reinvested monthly for the Money Portfolio and are declared and distributed at least annually for all other Portfolios. All Portfolios, with the exception of the Money Portfolio, declare and distribute, if any, all net realized capital gains at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and realized and unrealized gains and losses on foreign currency contracts. Reclassifications are made to a portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for federal income tax purposes. Each Portfolio of the Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Portfolio will not be subject to federal excise tax. Therefore, no federal income tax provision is required.

Expenses: The Trust accounts separately for assets, liabilities, and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated equally among the respective Portfolios.

3.     Investment Advisory, Sub-advisory, and Other Related Party Transactions

LPIMC Insurance Marketing Services ("LPIMC"), a wholly owned subsidiary of London Pacific, serves as investment advisor to the Trust. Berkeley Capital Management, a wholly owned subsidiary of the London Pacific Group, Ltd., and an affiliate of London Pacific, serves as sub-advisor to the Berkeley U.S. Quality Bond and Berkeley Money Market Portfolios. Harris Associates L.P., an indirect, wholly owned subsidiary of New England Investment Companies, L.P., serves as sub-advisor to the Harris Associates Value Portfolio; Massachusetts Financial Services Company, an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, serves as sub-advisor to the MFS Total Return Portfolio; Strong Capital Management, Inc., a privately held corporation, serves as sub-advisor to the Strong Growth Portfolio; Robertson Stephens & Company Investment Management, L.P., an indirect wholly- owned subsidiary of BancBoston Robertson Stephens, serves as sub-advisor of the Robertson Stephens Diversified Growth Portfolio and Lexington Management Corporation, a wholly owned subsidiary of Lexington Global Asset Managers, Inc., serves as sub-advisor to the Lexington Corporate Leaders Portfolio.










                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)

The Trust pays LPIMC a monthly fee in arrears based on a percentage of the average daily net assets of each Portfolio during the month, out of which LPIMC pays the sub-advisor of each Portfolio a monthly fee in arrears at annual rates as follows:




                                                     Fees on
                                     Fees on       Average Net         Fees on
                                     Average      Assets Between     Average Net
               Name of Portfolio   Net Assets    $25 Million and       Assets
               ----------------      up to $25      $100 Million     Exceeding
                                     Million        ------------    $100 Million
                                     -------                        ------------

Harris Associates Value
Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .75%            .60%             .50%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*        1.00%            .85%             .75%
                                      ====             ===              ===





                                                     Fees on
                                     Fees on         Average           Fees on
                                     Average        NetAssets        Average Net
        Name of Portfolio           Net Assets     Between $200        Assets
        -----------------           up to $200      Million and     Exceeding $1.3
                                     Million       $1.3 Billion        Billion
                                     -------       ------------        -------

MFS Total Return Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
     Total Fees Paid to LPIMC* *       .75%            .70%             .65%
                                       ===             ===              ===




                                                                                       Fees on
                                                 Fees on Average       Fees on       Average Net
                                     Fees on        Net Assets       Average Net       Assets
                                   Average Net     Between $50     Assets Between      Between
            Name of                 Assets up      Million and      $150 Million    $300 Million
           Portfolio                 to $50        $150 Million       and $300        and $500
           ---------                 Million       ------------       Million          Million
                                     -------                          -------          -------

Berkeley U.S. Quality Bond
Portfolio
     LPIMC                             .25%            .25%             .25%            .25%
     Sub-advisor                       .30%           .275%             .25%            .20%
                                       ---            ----              ---             ---
     Total Fees Paid to LPIMC*         .55%           .525%             .50%            .45%
                                       ===            ====              ===             ===



                                                                                       Fees on
                                                 Fees on Average       Fees on       Average Net
                                     Fees on        Net Assets       Average Net       Assets
Name of Portfolio                  Average Net     Between $50     Assets Between      Between
-----------------                   Assets up      Million and      $150 Million    $300 Million
                                     to $50        $150 Million       and $300        and $500
                                     Million      -------------        Million         Million
                                     -------                           -------         -------
Berkeley Money Market
Portfolio
     LPIMC                             .25%            .25%             .25%            .25%
     Sub-advisor                       .20%           .175%             .15%            .10%
                                       ---            ----              ---             ---
     Total Fees Paid to LPIMC*         .45%           .425%             .40%            .35%
                                       ===            ====              ===             ===



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)




                                                      Fees on
                                      Fees on       Average Net        Fees on
                                    Average Net   Assets Between     Average Net
        Name of Portfolio          Assets up to    $150 Million        Assets
        -----------------          $150 Million         and           Exceeding
                                   ------------    $500 Million     $500 Million
                                                   ------------     ------------

Strong Growth Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*         .75%            .70%             .65%
                                       ===             ===              ===




                                                      Fees on      Fees on Average
                                      Fees on       Average Net       Net Assets         Fees on
                                    Average Net   Assets Between       Between         Average Net
        Name of Portfolio          Assets up to     $10 Million    $35 Million and       Assets
        -----------------           $10 Million         and          $200 Million       Exceeding
                                    -----------     $35 Million      ------------     $200 Million
                                                    -----------                       ------------

Robertson Stephens Diversified
Growth Portfolio
     LPIMC                             .25%            .25%              .25%             .25%
     Sub-advisor                       .70%            .65%              .60%             .55%
                                       ---             ---               ---              ---
     Total Fees Paid to LPIMC*         .95%            .90%              .85%             .80%
                                       ===             ===               ===              ===



                                                      Fees on
                                      Fees on       Average Net        Fees on
                                    Average Net   Assets Between     Average Net
        Name of Portfolio          Assets up to    $10 Million         Assets
        -----------------           $10 Million         and           Exceeding
                                    -----------   $100 Million      $100 Million
                                                  ------------      ------------

Lexington Corporate Leaders
Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .40%            .35%             .30%
                                       ---             ---              ---
     Total Fees Paid to LPIMC*         .65%            .60%             .55%
                                       ===             ===              ===



* Fees paid to LPIMC include fees paid for services rendered by LPIMC to the Portfolio and those fees that LPIMC will in turn pay to the sub-advisor.


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)

In the event normal operating expenses of each Portfolio, excluding brokerage commissions, but including the advisory fee, exceed certain
voluntary   expense   limitations  based  on  average  net  assets  (Harris
Associates Value Portfolio - 1.29%; MFS Total Return Portfolio - 1.29%; Berkeley U.S. Quality Bond Portfolio - 0.99%; Berkeley Money Market Portfolio - 0.89%; Strong Growth Portfolio - 1.29%; Robertson Stephens Diversified Growth Portfolio - 1.39%; and Lexington Corporate Leaders Portfolio - 1.29%), London Pacific has agreed, through December 31, 1999, to reimburse each Portfolio for expenses in excess of the stated expense limitations, except for Berkeley U.S. Quality Bond Portfolio and Berkeley Money Market Portfolio. Expense reimbursements for these two Portfolios will be suspended effective May 1, 1999. The remaining expense limitations may be removed or revised after December 31, 1999, without prior notice to existing shareholders.

For the year ended December 31, 1998 London Pacific voluntarily agreed to reimburse the Portfolios as follows:

       Name of Portfolio                                   Reimbursement
       -----------------                                   -------------

Harris Associates Value Portfolio                               $31,942
MFS Total Return Portfolio                                       53,310
Berkeley U.S. Quality Bond Portfolio                             40,886
Berkeley Money Market Portfolio                                  40,092
Strong Growth Portfolio                                          50,894
Robertson Stephens Diversified Growth Portfolio                  47,226
Lexington Corporate Leaders Portfolio                            18,597

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment advisor are reimbursed for their travel expenses in attending meetings of the Trustees, and receive fees for each Trust meeting attended. Such amounts are paid by the Trust.

4.     Options

During the year ended December 31, 1998, the following option contracts were written by Robertson Stephens Diversified Growth Portfolio:


                                                   Number
                                                 of Contracts         Premium
                                                 ------------         -------

Balance as of December 31, 1997                          0               $0
Written                                                 65           60,941
Closed and Expired                                      (5)          (1,859)
Exercised                                              (60)         (59,082)
                                                       ---          -------
Balance as of December 31, 1998                          0               $0
                                                         =               ==


Net realized gains on written options for the year ended December 31, 1998 were $6,691











                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998


5.     Purchases and Sales of Securities

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 1998, were as follows:

                                                                     Purchases               Sales
                                                                     ---------               -----

Portfolio                                                 Other       Government      Other          Government
---------                                                 -----       ----------      -----          ----------

Harris Associates Value                              $6,384,300            $0      $2,560,275                $0
MFS Total Return                                     10,749,977     4,876,297       6,042,836         4,387,110
Berkeley U.S. Quality Bond                              374,989       501,962               0            73,066
Strong Growth                                        14,387,605             0      11,918,670                 0
Robertson Stephens Diversified Growth                18,865,200             0      16,960,281                 0
Lexington Corporate Leaders                           4,566,739             0         414,262                 0

At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:


                                                            Tax Basis
                                                            ---------
                                                                                             Net Unrealized
                                                          Unrealized        Unrealized        Appreciation
Portfolio                                                Appreciation      Depreciation      (Depreciation)          Cost
---------                                                ------------      ------------      --------------          ----

Harris Associates Value                                         $650,013         $432,795            $217,218        $7,037,573
MFS Total Return                                                 840,138          225,010             615,128        11,160,051
Berkeley U.S. Quality Bond                                        70,998            2,260              68,738         1,980,470
Strong Growth                                                  1,430,635           21,181           1,409,454         5,723,771
Robertson Stephens Diversified Growth                          1,089,432          356,378             733,054         5,307,324
Lexington Corporate Leaders                                    1,136,776          323,147             813,629         7,399,191

6.     Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each with a $.01 par value.

The Berkeley Money Market Portfolio has sold shares, issued reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.

London Pacific directly and through its LPLA Separate Account One, owns of record 100% of each Portfolio's outstanding shares. Changes in shares of beneficial interest were as follows:


                                                                        Berkeley Money Market Portfolio

                                                Year ended December 31, 1998            Year ended December 31, 1997
                                                     Shares and Amounts                      Shares and Amounts
                                                     ------------------                      ------------------

       Sold                                                $15,337,252                            $14,018,379
       Issued as reinvestment of dividends                      80,328                                 76,923
       Redeemed                                            (15,486,562)                           (13,900,532)
                                                           -----------                            -----------
       Net increase/decrease                                  ($68,982)                             $ 194,770
                                                              ========                              =========




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

6.     Shares of Beneficial Interest (continued)


                                                              Harris Associates Value Portfolio
                                                              ---------------------------------
                                        Year ended December 31, 1998            Year ended December 31, 1997
                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                    324,044          $ 4,529,342           192,435          $ 2,687,516
       Issued as reinvestment of dividends           0                    0            25,257              338,513
       Redeemed                                (71,188)            (981,697)          (75,619)          (1,055,861)
                                               -------             --------           -------           ----------
       Net increase                            252,856          $ 3,547,645           142,073          $ 1,970,168
                                               =======          ===========           =======          ===========




                                                                      MFS Total Return Portfolio
                                                                      --------------------------

                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                     407,332         $ 5,544,537            390,628         $ 4,879,026
       Issued as reinvestment of dividends        2,934              38,091             14,058             179,583
       Redeemed                                (53,066)           (716,951)           (78,498)           (964,786)
                                               -------            --------            -------            --------
       Net increase                            357,200         $ 4,865,677            326,188         $ 4,093,823
                                               =======         ===========            =======         ===========



                                                              Berkeley U.S. Quality Bond Portfolio
                                                              ------------------------------------

                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                     113,072         $ 1,168,980             22,204           $ 222,203
       Issued as reinvestment of dividends            0                   0              8,497              83,993
       Redeemed                                 (37,107)           (389,609)           (79,768)           (817,964)
                                                -------            --------            -------            --------
       Net increase/(decrease)                   75,965           $ 779,371            (49,067)         ($ 511,768)
                                                 ======           =========            =======          ==========




                                                              Strong Growth Portfolio
                                                              -----------------------

                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                     210,301         $ 3,036,477            169,760         $ 2,330,737
       Issued as reinvestment of dividends       11,700             194,821             22,345             301,987
       Redeemed                                 (36,158)           (513,775)          (102,901)         (1,456,632)
                                                -------            --------           --------          ----------
       Net increase                             185,843         $ 2,717,523             89,204         $ 1,176,092
                                                =======         ===========             ======         ===========






                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

6.     Shares of Beneficial Interest (continued)


                                                     Robertson Stephens Diversified Growth Portfolio
                                                     -----------------------------------------------
                                       Year ended December 31, 1998            Year ended December 31, 1997
                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                     267,239         $ 2,763,953            265,027         $ 2,410,896
       Issued as reinvestment of dividends            0                   0                  2                  20
       Redeemed                                 (83,656)           (926,756)           (95,073)           (885,949)
                                                -------            --------            -------            --------
       Net increase                             183,583         $ 1,837,197            169,956         $ 1,524,967
                                                =======         ===========            =======         ===========



                                                     Lexington Corporate Leaders Portfolio
                                                     -------------------------------------

                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                     316,043         $ 4,506,043            222,339         $ 3,057,461
       Issued as reinvestment of dividends        1,096              14,110             16,091             215,957
       Redeemed                                 (29,244)           (423,355)           (96,270)         (1,330,518)
                                                -------            --------            -------          ----------
       Net increase                             287,895         $ 4,096,798            142,160         $ 1,942,900
                                                =======         ===========            =======         ===========

7.     Foreign Securities

All Portfolios may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, reduced availability of public information concerning issues, lower standards of accounting, auditing, and financial reporting, less market liquidity, greater volatility of prices, and a possible imposition of currency exchange blockages or restrictions on securities, transactions, or transfer of assets.

8.      Capital Loss Carryforward

At December 31, 1998, Berkeley U.S. Quality Bond Portfolio and Berkeley Money Market Portfolio had loss carryforward amounts of $3,940 and $246, respectively, which expire during the period 2004 - 2006.

At December 31, 1998, Harris Associates Value Portfolio and Berkeley Money Market Portfolio had Post-October losses of $80,790 and $3, respectively, which are deferred until January 1, 1999.

9. Risk Factors Applicable to Year 2000 Issue (Unaudited)

Like other mutual funds, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, the Sub-Advisors and other service providers in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Advisor and the Sub-Advisors are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.






                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The LPT Variable Insurance Series Trust


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material aspects, the financial position of each of the Portfolios (Harris Associates Value, MFS Total Return, Berkeley U.S. Quality Bond, Berkeley Money Market, Strong Growth, Robertson Stephens Diversified Growth, and Lexington Corporate Leaders) constituting the LPT Variable Insurance Series Trust, hereafter referred to as the "Trust" at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 1999